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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500

Date of fiscal year end:         December 31, 2013

Date of reporting period:       December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FUND

VALUE INVESTING SINCE 1984

ANNUAL REPORT

December 31, 2013

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund
Dear Fellow Shareowner:

Schwartz Value Fund (the “Fund”) had another good year in 2013, up 24.70%. Stocks generally advanced during the year with all the major indices posting gains, including the Russell 1000 Index, the Fund’s benchmark index, up 33.11% and the S&P 500 Index (the “S&P 500”) up 32.39%. The top performing S&P 500 sectors were the cyclical, economically sensitive, and growth-oriented stocks, with discretionary (+43%), health care (+42%) and industrials (+41%) leading the way. By comparison, defensive sectors such as consumer staples (+26%), utilities (13%) and telecommunications (11%) were laggards. In many respects, 2013 was a repeat of 2012. Stock prices rose across the board, with lower-quality issues performing best. For the second year in a row, small-caps were the big winners. With stock markets soaring, our investment strategy that seeks to mitigate risk modestly lagged the benchmark. The Fund’s 1, 5, 10 and 15-year performance figures compared to the major stock-market indices are as follows:

	Average Annual Total Returns For Periods Ended 12/31/13
	1 year	5 years	10 years	15 years
Schwartz Value Fund	24.70%	15.95%	5.68%	7.13%
Russell 1000 Index	33.11%	18.59%	7.78%	5.08%
S&P 500 Index	32.39%	17.94%	7.41%	4.68%

Several portfolio holdings appreciated substantially during the year. Biglari Holdings, Inc., which was purchased in mid-2013, has been a big winner. The stock price is up 40% from our cost and it is now one of the Fund’s largest positions. The company operates the Steak ‘n Shake restaurant chain, with exciting international expansion opportunities. Despite the higher share price, due to improving fundamentals of the underlying business, we believe Biglari retains significant value not yet recognized by the marketplace.

Other large holdings that positively impacted performance during 2013 were Cimarex Energy Company (oil & gas exploration/production), Microsoft Corporation (PC software & services), Avnet, Inc. (electronic distribution), Berkshire Hathaway, Inc. (insurance and investment management), Hewlett-Packard (technology hardware & services), and Alliant Techsystems, Inc. (aerospace & defense products).

The Fund’s two largest positions, Unico American Corporation and Apple, Inc. were laggards during the year, rising 5% and 8% respectively. Unico, a long-time holding, is a specialty property & casualty insurance company that writes commercial policies in the state of California. We like the fact that management owns a large stake in the company (over 50%) and historically has been very conservative and disciplined in its underwriting. At year end, the stock was trading below book value and significantly below our estimate of intrinsic value. Likewise, we believe Apple, Inc. is trading substantially below its intrinsic value. Although no longer growing rapidly, this consumer technology pioneer continues to generate high profit margins, an exceptional internal rate of return on invested capital, and strong free cash flow while maintaining a nearly debt-free, cash-rich balance sheet. Management’s recent decision to return excess capital to shareholders through dividends and share buybacks is admirable. With one of the world’s most recognizable brands, by all accounts it is a far superior company than the average S&P 500 company, yet it trades at a below-market multiple of earnings and cash flow. At year end, Apple’s stock price was $561, up significantly from its summer low near $400, but only up 8% from the start of the year.

Holdings that negatively affected performance in 2013 were the gold-related positions, Barrick Gold Corporation, Newmont Mining Corporation, and gold ETF holdings. During the second half of the year, we sold several issues as their share prices reached our estimate of intrinsic value: Becton, Dickinson and Company, Chesapeake Energy Corporation, Exxon Mobil Corporation, H&R Block, Inc., PepsiCo Inc., Range Resources Corporation, and Sysco Corporation. Also eliminated was Weight Watchers International, Inc., due to deteriorating fundamentals. Two new names added were Coach, Inc. and Teradata Corporation.

•
Coach, Inc. (COH) is a $15 billion global designer and marketer of handbags, leather goods, and accessories primarily for women. A one time darling of growth stock investors after several years of double-digit growth, recent concerns about weakening sales amid increased competition have landed the stock in the bargain bin. The company has little debt and generates prodigious cash, which the Board has been aggressively returning to shareholders through dividends and share repurchases. The stock yields 2.4%, while shares outstanding over the past 6 years have been reduced by more than 25% through buybacks.

•
Teradata Corporation (TDC) is an $8 billion global data storage company that provides analytic data warehousing products & services. The company generates high profit margins, has a strong balance sheet, and produces excess cash. Due to heightened competitive fears, last year the stock price declined precipitously into our buying range.

The general market’s outsized gains of 2013 are not likely this year, but 2014 could still be another positive year for equity investors. Although past performance does not guarantee future results, in the last five instances when the S&P 500 gained more than 25% in a calendar year, the following year finished in positive territory all five times.

The year-end distribution of $0.5250 per share consisted of long-term capital gains and was paid on December 30, 2013. The Fund ended the year with a net asset value of $28.54 per share.

As always, the confidence you have shown by your investment in the Fund is most appreciated!

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

SCHWARTZ VALUE FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Fund and the Russell 1000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-12 (as disclosed in May 1, 2013 prospectus)	1.44%*
Expense ratio for the year ended 12-31-13	1.45%

*	Includes Acquired Fund Fees and Expenses.

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.  The Fund is distributed by Ultimus Fund Distributors, LLC.

4

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
1984	11.1%	4.8%	-7.3%	-11.2%	-8.4%	6.1%
1985	21.7%	32.3%	31.1%	31.4%	20.7%	31.6%
1986	16.4%	17.9%	5.7%	7.4%	5.0%	18.7%
1987	-0.6%	2.9%	-8.8%	-5.3%	-10.6%	5.3%
1988	23.1%	17.3%	24.9%	15.4%	15.4%	16.8%
1989	8.3%	30.4%	16.2%	19.3%	11.2%	31.6%
1990	-5.3%	-4.2%	-19.5%	-17.8%	-24.3%	-3.2%
1991	32.0%	33.0%	46.1%	56.8%	27.2%	30.4%
1992	22.7%	8.9%	18.4%	15.5%	7.0%	7.6%
1993	20.5%	10.2%	18.9%	14.7%	10.7%	10.1%
1994	-6.8%	0.4%	-1.8%	-3.2%	-6.0%	1.3%
1995	16.9%	37.8%	28.4%	39.9%	19.3%	37.5%
1996	18.3%	22.5%	16.5%	22.7%	13.4%	22.9%
1997	28.0%	32.9%	22.4%	21.6%	21.1%	33.4%
1998	-10.4%	27.0%	-2.5%	39.6%	-3.8%	28.6%
1999	-2.5%	20.9%	21.3%	85.6%	-1.4%	21.0%
2000	9.3%	-7.8%	-3.0%	-39.3%	-8.7%	-9.1%
2001	28.1%	-12.5%	2.5%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-21.7%	-20.5%	-31.5%	-28.6%	-22.1%
2003	39.3%	29.9%	47.3%	50.0%	37.4%	28.7%
2004	22.6%	11.4%	18.3%	8.6%	11.5%	10.9%
2005	3.8%	6.3%	4.6%	1.4%	2.0%	4.9%
2006	14.3%	15.5%	18.4%	9.5%	11.0%	15.8%
2007	-11.1%	5.8%	-1.6%	10.6%	-3.8%	5.5%
2008	-35.9%	-37.6%	-33.8%	-40.0%	-48.7%	-37.0%
2009	34.8%	28.4%	27.2%	45.3%	36.8%	26.5%
2010	12.0%	16.1%	26.9%	18.0%	20.5%	15.1%
2011	5.6%	1.5%	-4.2%	-0.8%	-11.4%	2.1%
2012	5.4%	16.4%	16.4%	17.5%	9.5%	16.0%
2013	24.7%	33.1%	38.8%	40.1%	35.5%	32.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2013 (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
3 Years	11.6%	16.3%	15.7%	17.7%	9.5%	16.2%
5 Years	16.0%	18.6%	20.1%	22.9%	16.7%	17.9%
10 Years	5.7%	7.8%	9.1%	7.6%	3.0%	7.4%
30 Years	9.7%	11.1%	9.8%	9.4%	3.1%	11.1%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends for the years ended 1984-2006. Effective 2007, the returns include dividends.

(c)	Excluding dividends.

5

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
180,000	Unico American Corporation	$2,385,000	7.4%
3,673	Biglari Holdings, Inc.	1,860,889	5.8%
3,200	Apple, Inc.	1,795,552	5.6%
20,000	Outerwall, Inc.	1,345,400	4.2%
30,000	Avnet, Inc.	1,323,300	4.1%
15,000	National Oilwell Varco, Inc.	1,192,950	3.7%
20,000	Baker Hughes Incorporated	1,105,200	3.5%
40,000	Apollo Education Group, Inc. - Class A	1,092,800	3.4%
10,000	Cimarex Energy Company	1,049,100	3.3%
30,000	Bank of New York Mellon Corporation (The)	1,048,200	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	18.5%
Consumer Staples	0.5%
Energy	20.0%
Financials	16.2%
Health Care	4.4%
Industrials	2.6%
Information Technology	21.6%
Materials	4.2%
Warrants	1.4%
Exchange-Traded Funds	1.8%
Open-End Funds	0.0	%(a)
Money Market Funds, Liabilities in Excess of Other Assets	8.8%
	100.0%

(a)	Percentage rounds to less than 0.1%.

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

COMMON STOCKS — 88.0%	Shares	Market Value
Consumer Discretionary — 18.5%
Diversified Consumer Services — 7.6%
Apollo Education Group, Inc. - Class A *	40,000	$1,092,800
Outerwall, Inc. *	20,000	1,345,400
		2,438,200
Hotels, Restaurants & Leisure — 5.8%
Biglari Holdings, Inc. *	3,673	1,860,889

Multiline Retail — 0.9%
Kohl's Corporation	5,000	283,750

Specialty Retail — 3.5%
Rent-A-Center, Inc.	11,000	366,740
Ross Stores, Inc.	10,000	749,300
		1,116,040
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	4,000	224,520

Consumer Staples — 0.5%
Food & Staples Retailing — 0.5%
Wal-Mart Stores, Inc.	2,000	157,380

Energy — 20.0%
Energy Equipment & Services — 9.0%
Baker Hughes Incorporated	20,000	1,105,200
Ensco plc - Class A	10,000	571,800
National Oilwell Varco, Inc.	15,000	1,192,950
		2,869,950
Oil, Gas & Consumable Fuels — 11.0%
Apache Corporation	10,000	859,400
Cimarex Energy Company	10,000	1,049,100
Devon Energy Corporation	15,000	928,050
Phillips 66	4,000	308,520
Southwestern Energy Company *	10,000	393,300
		3,538,370
Financials — 16.2%
Capital Markets — 3.3%
Bank of New York Mellon Corporation (The)	30,000	1,048,200

Diversified Financial Services — 1.6%
Western Union Company (The)	30,000	517,500

7

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 88.0% (Continued)	Shares	Market Value
Financials — 16.2% (Continued)
Insurance — 11.3%
Berkshire Hathaway, Inc. - Class A *	4	$711,600
Progressive Corporation (The)	20,000	545,400
Unico American Corporation *	180,000	2,385,000
		3,642,000
Health Care — 4.4%
Health Care Equipment & Supplies — 4.4%
Covidien plc	15,000	1,021,500
Stryker Corporation	5,000	375,700
		1,397,200
Industrials — 2.6%
Aerospace & Defense — 0.4%
Alliant Techsystems, Inc.	1,000	121,680

Road & Rail — 2.2%
CSX Corporation	25,000	719,250

Information Technology — 21.6%
Communications Equipment — 0.7%
Cisco Systems, Inc.	10,000	224,500

Computers & Peripherals — 8.7%
Apple, Inc.	3,200	1,795,552
Hewlett-Packard Company	6,000	167,880
QLogic Corporation *	70,000	828,100
		2,791,532
Electronic Equipment, Instruments & Components — 4.1%
Avnet, Inc.	30,000	1,323,300

IT Services — 1.1%
Teradata Corporation *	8,000	363,920

Semiconductors & Semiconductor Equipment — 1.4%
Ultratech, Inc. *	15,000	435,000

Software — 5.6%
Microsoft Corporation	20,000	748,600
Oracle Corporation	27,000	1,033,020
		1,781,620
Materials — 4.2%
Metals & Mining — 4.2%
Barrick Gold Corporation	25,000	440,750

8

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 88.0% (Continued)	Shares	Market Value
Materials — 4.2% (Continued)
Metals & Mining — 4.2% (Continued)
Kinross Gold Corporation	100,000	$438,000
Newmont Mining Corporation	20,000	460,600
		1,339,350

Total Common Stocks (Cost $20,623,245)		$28,194,151

WARRANTS — 1.4%	Shares	Market Value
Financials — 1.4%
Commercial Banks — 1.4%
PNC Financial Services Group, Inc. (The) * (Cost $437,198)	25,000	$443,750

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Market Value
iShares Gold Trust *	10,000	$116,800
SPDR Gold Trust *	4,000	464,680
Total Exchange-Traded Funds (Cost $544,204)		$581,480

OPEN-END FUNDS — 0.0% (a)	Shares	Market Value
Sequoia Fund * (Cost $8,289)	63	$14,014

9

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 9.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	1,535,666	$1,535,666
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,334,864	1,334,864
Total Money Market Funds (Cost $2,870,530)		$2,870,530

Total Investments at Market Value — 100.2% (Cost $24,483,466)		$32,103,925

Liabilities in Excess of Other Assets — (0.2%)		(73,590)

Net Assets — 100.0%		$32,030,335

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of December 31, 2013.

See notes to financial statements.

10

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS
Investments, at market value (cost of $24,483,466) (Note 1)	$32,103,925
Receivable for capital shares sold	100
Dividends receivable	8,646
Other assets	8,661
TOTAL ASSETS	32,121,332

LIABILITIES
Payable to Adviser (Note 2)	78,486
Payable to administrator (Note 2)	3,641
Other accrued expenses	8,870
TOTAL LIABILITIES	90,997

NET ASSETS	$32,030,335

NET ASSETS CONSIST OF:
Paid-in capital	$24,409,876
Net unrealized appreciation on investments	7,620,459
NET ASSETS	$32,030,335

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,122,184
Net asset value, offering price and redemption price per share (Note 1)	$28.54

See notes to financial statements.

11

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,025)	$427,145

EXPENSES
Investment advisory fees (Note 2)	307,674
Administration, accounting and transfer agent fees (Note 2)	48,151
Trustees’ fees and expenses (Note 2)	32,068
Legal and audit fees	31,535
Registration and filing fees	22,700
Custodian and bank service fees	6,527
Printing of shareholder reports	4,686
Postage and supplies	3,997
Insurance expense	1,708
Compliance service fees and expenses (Note 2)	1,313
Other expenses	10,076
TOTAL EXPENSES	470,435

NET INVESTMENT LOSS	(43,290)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	2,262,489
Net realized gains from in-kind redemptions (Note 1)	1,247,364
Net change in unrealized appreciation/depreciation on investments	3,664,716
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,174,569

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,131,279

See notes to financial statements.

12

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(43,290)	$299,469
Net realized gains from security transactions	2,262,489	3,514,629
Net realized gains from in-kind redemptions (Note 1)	1,247,364	—
Net change in unrealized appreciation/ depreciation on investments	3,664,716	(1,855,780)
Net increase in net assets resulting from operations	7,131,279	1,958,318

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(299,646)
From net realized gains on investments	(579,393)	—
Decrease in net assets from distributions to shareholders	(579,393)	(299,646)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,580,993	1,707,312
Reinvestment of distributions to shareholders	526,246	240,632
Payments for shares redeemed	(7,202,098)	(9,687,083)
Net decrease in net assets from capital share transactions	(5,094,859)	(7,739,139)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,457,027	(6,080,467)

NET ASSETS
Beginning of year	30,573,308	36,653,775
End of year	$32,030,335	$30,573,308

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	62,146	73,436
Shares issued in reinvestment of distributions to shareholders	18,523	10,490
Shares redeemed	(270,322)	(413,867)
Net decrease in shares outstanding	(189,653)	(329,941)
Shares outstanding, beginning of year	1,311,837	1,641,778
Shares outstanding, end of year	1,122,184	1,311,837

See notes to financial statements.

13

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009
Net asset value at beginning of year	$23.31	$22.33	$21.21	$19.04	$14.12

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.23	0.07	0.11	(0.01)
Net realized and unrealized gains on investments	5.80	0.98	1.12	2.17	4.93
Total from investment operations	5.76	1.21	1.19	2.28	4.92

Less distributions:
From net investment income	—	(0.23)	(0.07)	(0.11)	—
From net realized gains on investments	(0.53)	—	—	—	—
Total distributions	(0.53)	(0.23)	(0.07)	(0.11)	—

Net asset value at end of year	$28.54	$23.31	$22.33	$21.21	$19.04

Total return (a)	24.7%	5.4%	5.6%	12.0%	34.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$32,030	$30,573	$36,654	$35,161	$34,369

Ratio of expenses to average net assets	1.45%	1.41%	1.38%	1.43%	1.55%

Ratio of net investment income (loss) to average net assets	(0.13% )	0.90%	0.32%	0.52%	(0.07%	)

Portfolio turnover rate	57%	62%	75%	69%	73%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,194,151	$—	$—	$28,194,151
Warrants	443,750	—	—	443,750
Exchange-Traded Funds	581,480	—	—	581,480
Open-End Funds	14,014	—	—	14,014
Money Market Funds	2,870,530	—	—	2,870,530
Total	$32,103,925	$—	$—	$32,103,925

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. As of December 31, 2013, the Fund did not have any transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of December 31, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2013:

Federal income tax cost	$24,483,466
Gross unrealized appreciation	$7,711,078
Gross unrealized depreciation	(90,619)
Net unrealized appreciation	7,620,459
Accumulated earnings	$7,620,459

During the year ended December 31, 2013, the Fund utilized $1,682,882 of capital loss carryforwards to offset current year realized gains. As of December 31, 2013, there are no remaining capital loss carryfowards.

During the year ended December 31, 2013, the Fund realized $1,247,364 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. The Fund also reclassified $42 of distributions in excess of net capital gains and $43,290 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
December 31, 2013	$—	$579,393	$579,393
December 31, 2012	$299,646	$—	$299,646

17

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

18

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. As of July 1, 2013, each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $23,000 (except that such fee is $28,000 for the lead independent Trustee), payable quarterly, and a fee of $4,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, each Trustee who was not an affiliated person of the Adviser or Ultimus received an annual retainer of $17,000 (except that such fee was $22,000 for the lead independent Trustee), payable quarterly; a fee of $4,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2014, each Trustee who is not an affiliated person of the Adviser or Ultimus will receive from the Trust an annual retainer of $26,000 (except that such fee is $32,000 for the lead independent Trustee), payable quarterly, and a fee of $4,750 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings.

3.	Investment Transactions

During the year ended December 31, 2013, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $17,288,894 and $22,635,159, respectively.

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the “Fund”), a series of Schwartz Investment Trust, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 13, 2014

20

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	1932	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1947	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	3707 W. Maple Road, Bloomfield Hills, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	3707 W. Maple Road, Bloomfield Hills, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth on the following page:

21

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

George P. Schwartz, CFA is Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is President and Secretary of Schwartz Investment Counsel, Inc.

Robert C. Schwartz, CFP is Vice President of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President and Chief Compliance Officer of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

22

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2013) and held until the end of the period (December 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,148.00	$7.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.00	$7.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

23

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INVESTMENT PHILOSOPHY (Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains paid by the Fund during the year ended December 31, 2013. On December 30, 2013 the Fund declared and paid a long-term capital gain distribution of $0.5250 per share. The long-term capital gain distribution of $0.5250 per share may be subject to a maximum tax rate of 23.8%. Early in 2014, as required by federal regulations, shareholders received notification of their portion of the Fund’s taxable capital gain distribution, if any, paid during the 2013 calendar year.

24

Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President/Secretary
Robert C. Schwartz, CFP, Vice President
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Fellow Shareholders of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

A year ago, the nation was addressing issues such as the global economic contraction, instability in the Middle East, an acrimonious election in the U.S., slow economic growth, high unemployment, the fiscal cliff and debt limit ceiling. Few would have said that stock prices would go up by over 25% in 2013. Yet it happened. Things rarely turn out as the “experts” predict.

Today it goes without saying that uncertainty is everywhere. The U.S. economy is still crawling out of a recession that supposedly ended five years ago. Global economic growth remains anemic. Central banks have been engaged in desperate unprecedented monetary stimulation for several years now. (No one knows how that will turn out.) Government debt continues to grow in an unchecked manner. Washington remains dysfunctional and Obamacare has unknowable implications. Everywhere uncertainty.

Indeed, the dominant investor theme is uncertainty and lack of confidence in the stock market. Amid skepticism, a popular parlor game has become – when will the “correction” occur? We have long believed that no one can consistently and accurately predict short-term swings in stock prices. Furthermore, we consider it a fool’s errand to try. Consequently, in all our Funds, we have stayed essentially fully invested with modest cash reserves to meet redemptions and take advantage of opportunities. So how do professional investors make intelligent decisions in the face of such overwhelming uncertainty?

In practicing the art of portfolio management, we focus on the fundamentals of the businesses in which we’ve invested your money. Most important is the sustainability and profitability of the business models represented by the stocks in the portfolios. All the time, remembering that a share of stock is a fractional interest in a business, which must be trading at a discount to our appraisal of intrinsic value for inclusion in one of the Funds. This often means we’re buying stocks that are out of sync with popular views. Being contrarian is often difficult and lonely, but we believe it pays off if good research is done and patience is exercised.

As mentioned in the six-month letter, the Ave Maria Mutual Funds passed the $1 billion mark in assets under management as of June 30, 2013. By year end, Fund assets exceeded $1.5 billion. With this growth, we have made a number of organizational changes. During 2013, Robert C. Schwartz, CFP was named Vice President of Schwartz Investment Trust, the entity which oversees all of our mutual funds. Also, Brandon S. Scheitler was named Co-portfolio Manager of the Ave Maria Bond Fund. Effective January 1, 2014, Schwartz Investment Counsel, Inc., the investment adviser to the Funds, promoted four outstanding colleagues to the following positions: Richard L. Platte, Jr., CFA to President; Timothy S. Schwartz, CFA to Executive Vice President and Chief Financial Officer; Cathy M. Stoner, CPA to Vice President and Chief Compliance Officer; and Laura A. Preston to Director of Operations. I remain Chairman and Chief Executive Officer. Our team of investment professionals continues to expand as the assets under supervision have grown. We have been blessed with an extraordinary group of talented people, dedicated to the task of meeting the investment objectives of the Ave Maria Mutual Funds, in a morally responsible way.

Thank you for your participation.

With best regards,

George P. Schwartz, CFA, Chairman

February 15, 2014

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Performance	4
Annual Total Rates of Return Comparison with Major Indices	5
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7

Ave Maria Growth Fund:
Portfolio Manager Commentary	11
Performance	12
Annual Total Rates of Return Comparison with Major Indices	13
Ten Largest Equity Holdings	14
Asset Allocation	14
Schedule of Investments	15

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	18
Performance	20
Annual Total Rates of Return Comparison with Major Indices	21
Ten Largest Equity Holdings	22
Asset Allocation	22
Schedule of Investments	23

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32

Ave Maria World Equity Fund:
Portfolio Manager Commentary	36
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41
Summary of Common Stock by Country	44

Ave Maria Bond Fund:
Portfolio Manager Commentary	45
Performance	46
Annual Total Rates of Return Comparison with Major Indices	47
Ten Largest Holdings	48
Asset Allocation	48
Schedule of Investments	49

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	54

Statements of Operations	56

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	58
Ave Maria Growth Fund	59
Ave Maria Rising Dividend Fund	60
Ave Maria Opportunity Fund	61
Ave Maria World Equity Fund	62
Ave Maria Bond Fund	63

Financial Highlights:
Ave Maria Catholic Values Fund	64
Ave Maria Growth Fund	65
Ave Maria Rising Dividend Fund	66
Ave Maria Opportunity Fund	67
Ave Maria World Equity Fund	68
Ave Maria Bond Fund	69

Notes to Financial Statements	70

Report of Independent Registered Public Accounting Firm	82

Board of Trustees and Executive Officers	83

Catholic Advisory Board	85

About Your Funds’ Expenses	86

Federal Tax Information	89

Other Information	90

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund (the “Fund”) had another good year in 2013, up 26.24%. Stocks generally advanced during the year, with all the major indices posting gains with the S&P 500 Index up 32.39% and the S&P 400 MidCap Index up 33.50%. Since inception on May 1, 2001, the Fund’s return versus its benchmarks’ is:

	Since 5-01-01 Inception through 12-31-13 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	165.07%	8.00%
S&P 500 Index	87.41%	5.08%
S&P 400 MidCap Index	209.18%	9.32%

2013 was an amazing year for the stock market, especially considering that corporate earnings grew by only mid-single digits, interest rates on U.S. government bonds rose, and there was a parade of disturbing headlines throughout the year about dysfunctional government in Washington D.C., regulatory overreach, and political upheaval and violence in the Middle East.

Currently, the economy seems to have fewer headwinds and more momentum than a year ago. Fiscal policy should be less of a drag. The federal budget deficit has been halved since 2010. Importantly, consumers are in better shape with net worths hitting an all-time high, thanks to the stock market recovery (the S&P 500 Index is currently 173% above its March 2009 low) and double-digit home price appreciation. With low inflation and declining unemployment, the 70% of the economy which is consumer driven should experience better growth. Corporate cash is also at an all-time high and business confidence shows signs of improvement, which will hopefully translate to more hiring and capital investment. We view the Federal Reserve action to begin tapering asset purchases as a sign that extraordinary measures are no longer needed to sustain the economic recovery.

Numerous stocks contributed to the Fund’s performance last year. GNC Holdings, Inc. - Class A (Nutritional Supplements) generated strong U.S. and international growth driven by new products and an effective customer loyalty program. Hewlett-Packard Company (Technology), one of the Fund’s poorest performers in 2012, doubled in price last year as new management advanced its turnaround program and free cash flow exceed expectations. Stryker Corporation (Medical Devices), the Fund’s largest position at the

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

beginning of the year, responded positively to better than expected revenue and margin growth as reconstructive surgeries rebounded. Lowe’s Companies, Inc. (Home Improvement Retail) repeated as one of the top contributors this year as the housing rebound gained momentum and the company’s merchandising execution improved. Two energy companies, Halliburton Company and Phillips 66 (also a repeater), helped performance, Halliburton by virtue of its technological leadership in unconventional oil and gas production and Phillips 66 as its chemical and pipeline divisions’ profitability improved. In addition to their better business performance, all of the above mentioned companies increased their dividends and reduced their shares outstanding via share repurchase programs, demonstrating their ability to generate free cash flow and use it in a shareholder friendly manner.

Negatively impacting performance last year were: Teradata Corporation (Information Technology), iShares Gold Trust, SPDR Gold Trust, Anadarko Petroleum Corporation, Peabody Energy Corporation and Joy Global, Inc.

In the second half of 2013, the Fund eliminated several positions from the portfolio, including Chesapeake Energy Corporation, Exxon Mobil Corporation, Peabody Energy Corporation, Tidewater, Inc., General Dynamics Corporation, Thor Industries, Inc., DeVry Education Group, Inc. and Zebra Technologies Corporation - Class A, all of which reached our estimates of fair value. There were two new purchases during this time. Anadarko Petroleum Corporation appeared to offer a more attractive investment than the energy stocks sold by the Fund. The second is The PNC Financial Services Group, Inc. - Warrants, which provides an option to purchase common shares at $67.33 through December, 2018.

We believe the investments in high quality companies has postured the Fund to perform well, especially if the economic expansion continues in 2014.

Thank you for being a shareholder.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-12 (as disclosed in May 1, 2013 prospectus)	1.50%*
Expense ratio for the year ended 12-31-13	1.42%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
2001(a)	5.3%	-8.5%	-0.5%	5.0%	-10.1%	-7.3%
2002	-9.8%	-22.1%	-14.5%	-14.6%	-31.5%	-28.6%
2003	35.6%	28.7%	35.6%	38.8%	50.0%	37.4%
2004	20.1%	10.9%	16.5%	22.7%	8.6%	11.5%
2005	5.8%	4.9%	12.6%	7.7%	1.4%	2.0%
2006	14.2%	15.8%	10.3%	15.1%	9.5%	11.0%
2007	-4.0%	5.5%	8.0%	-0.3%	10.6%	-3.8%
2008	-36.8%	-37.0%	-36.2%	-31.1%	-40.0%	-48.7%
2009	37.6%	26.5%	37.4%	25.6%	45.3%	36.8%
2010	20.5%	15.1%	26.7%	26.3%	18.0%	20.5%
2011	-1.3%	2.1%	-1.7%	1.0%	-0.8%	-11.4%
2012	13.3%	16.0%	17.9%	16.3%	17.5%	9.5%
2013	26.2%	32.4%	33.5%	41.3%	40.1%	35.5%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2013 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
3 Years	12.2%	16.2%	15.6%	18.4%	17.7%	9.5%
5 Years	18.6%	17.9%	21.9%	21.4%	22.9%	16.7%
10 Years	7.5%	7.4%	10.4%	10.7%	7.6%	3.0%
Since Inception (d)	8.0%	5.1%	9.3%	10.2%	5.3%	1.6%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)	Excluding dividends for the years ended 2001-2006. Effective 2007 the returns include dividends.

(c)	Excluding dividends.

(d)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2013.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
175,000	GNC Holdings, Inc. - Class A	$10,228,750	4.1%
120,000	Stryker Corporation	9,016,800	3.7%
475,000	Chico's FAS, Inc.	8,949,000	3.6%
175,000	Lowe's Companies, Inc.	8,671,250	3.5%
110,000	Phillips 66	8,484,300	3.4%
100,000	Fluor Corporation	8,029,000	3.3%
70,000	United Technologies Corporation	7,966,000	3.2%
150,000	Halliburton Company	7,612,500	3.1%
300,000	EMC Corporation	7,545,000	3.1%
90,000	Accenture plc - Class A	7,399,800	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	24.9%
Energy	13.4%
Financials	17.2%
Health Care	14.6%
Industrials	10.3%
Information Technology	12.0%
Materials	1.8%
Warrants	0.7%
Exchange-Traded Funds	1.3%
Money Market Funds, Liabilities in Excess of Other Assets	3.8%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

COMMON STOCKS — 94.2%	Shares	Market Value
Consumer Discretionary — 24.9%
Auto Components — 1.0%
Gentex Corporation	75,000	$2,474,250

Diversified Consumer Services — 2.2%
Apollo Education Group, Inc. - Class A *	200,000	5,464,000

Household Durables — 2.2%
PulteGroup, Inc.	160,000	3,259,200
Ryland Group, Inc. (The)	50,000	2,170,500
		5,429,700
Specialty Retail — 14.0%
Advance Auto Parts, Inc.	60,000	6,640,800
Chico's FAS, Inc.	475,000	8,949,000
GNC Holdings, Inc. - Class A	175,000	10,228,750
Lowe's Companies, Inc.	175,000	8,671,250
		34,489,800
Textiles, Apparel & Luxury Goods — 5.5%
Coach, Inc.	85,000	4,771,050
Crocs, Inc. *	325,000	5,174,000
VF Corporation	60,000	3,740,400
		13,685,450
Energy — 13.4%
Energy Equipment & Services — 3.1%
Halliburton Company	150,000	7,612,500

Oil, Gas & Consumable Fuels — 10.3%
Anadarko Petroleum Corporation	75,000	5,949,000
Devon Energy Corporation	75,000	4,640,250
Phillips 66	110,000	8,484,300
Range Resources Corporation	75,000	6,323,250
		25,396,800
Financials — 17.2%
Capital Markets — 3.2%
Bank of New York Mellon Corporation (The)	100,000	3,494,000
Federated Investors, Inc. - Class B	150,000	4,320,000
		7,814,000
Commercial Banks — 4.1%
PNC Financial Services Group, Inc. (The)	65,000	5,042,700
U.S. Bancorp	125,000	5,050,000
		10,092,700

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.2% (Continued)	Shares	Market Value
Financials — 17.2% (Continued)
Diversified Financial Services — 3.6%
MasterCard, Inc. - Class A	2,500	$2,088,650
Western Union Company (The)	400,000	6,900,000
		8,988,650
Insurance — 5.2%
Alleghany Corporation *	10,000	3,999,600
Reinsurance Group of America, Inc.	65,000	5,031,650
Unico American Corporation * #	282,945	3,749,021
		12,780,271
Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc.	125,000	2,781,250

Health Care — 14.6%
Health Care Equipment & Supplies — 10.6%
Covidien plc	100,000	6,810,000
St. Jude Medical, Inc.	100,000	6,195,000
Stryker Corporation	120,000	9,016,800
Varian Medical Systems, Inc. *	55,000	4,272,950
		26,294,750
Health Care Providers & Services — 1.7%
Patterson Companies, Inc.	100,000	4,120,000

Life Sciences Tools & Services — 1.0%
Waters Corporation *	25,000	2,500,000

Pharmaceuticals — 1.3%
AbbVie, Inc.	60,000	3,168,600

Industrials — 10.3%
Aerospace & Defense — 3.2%
United Technologies Corporation	70,000	7,966,000

Commercial Services & Supplies — 0.4%
Genuine Parts Company	10,000	831,900

Construction & Engineering — 3.3%
Fluor Corporation	100,000	8,029,000

Electrical Equipment — 1.2%
General Cable Corporation	100,000	2,941,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.2% (Continued)	Shares	Market Value
Industrials — 10.3% (Continued)
Machinery — 2.2%
Caterpillar, Inc.	35,000	$3,178,350
Joy Global, Inc.	40,000	2,339,600
		5,517,950
Information Technology — 12.0%
Computers & Peripherals — 5.9%
EMC Corporation	300,000	7,545,000
Hewlett-Packard Company	250,000	6,995,000
		14,540,000
IT Services — 6.1%
Accenture plc - Class A	90,000	7,399,800
International Business Machines Corporation	5,000	937,850
Teradata Corporation *	150,000	6,823,500
		15,161,150
Materials — 1.8%
Chemicals — 1.8%
FMC Corporation	60,000	4,527,600

Total Common Stocks (Cost $154,694,744)		$232,607,321

WARRANTS — 0.7%	Shares	Market Value
Financials — 0.7%
Commercial Banks — 0.7%
PNC Financial Services Group, Inc. (The) * (Cost $1,699,852)	100,000	$1,775,000

EXCHANGE-TRADED FUNDS — 1.3%	Shares	Market Value
iShares Gold Trust * (Cost $4,769,042)	275,000	$3,212,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 3.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $9,503,240)	9,503,240	$9,503,240

Total Investments at Market Value — 100.1% (Cost $170,666,878)		$247,097,561

Liabilities in Excess of Other Assets — (0.1%)		(296,567)

Net Assets — 100.0%		$246,800,994

*	Non-income producing security.

#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

(a)	The rate shown is the 7-day effective yield as of December 31, 2013.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For 2013, the Ave Maria Growth Fund (the “Fund”) had a total return of 31.49% vs. 32.39% for the S&P 500 Index, the Fund’s benchmark index. It was a great year, the best since the inception of the Fund in 2003. That it occurred in an environment of insipid economic growth, divisive/dysfunctional Federal government and rising interest rates, made it all the more remarkable.

The strong performance in the portfolio was broadly based, but certain stocks made particularly strong contributions: Gilead Sciences, Inc. (pharmaceuticals), Polaris Industries, Inc. (recreational vehicles) and MasterCard, Inc. (electronic payments processor). At the other end of the performance spectrum was gold-related ETFs and Teradata Corporation (enterprise data warehousing).

Turnover in the portfolio was low for the year, 18%. When selecting individual stocks for the portfolio, it is with the idea of holding them for the indefinite future. The reality is that some turnover is necessary, the world does change, and when individual stocks reach our estimate of their intrinsic value, they get sold and replaced with stocks where the price to value relationship is more favorable.

The prospects for economic growth seem to be improving. Domestically, economic growth is finally picking up and other major economies are slowly improving. U.S. companies have been extracting more and more growth in earnings through expanding profit margins. Long-term earnings growth must come from a growing stream of revenue. Restoring healthy economic growth will be vital to preserving sustained earnings growth and reducing unemployment. Prospects for these things occurring appear better than they have for several years.

We appreciate your participation in the Ave Maria Growth Fund.

With best regards,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-12 (as disclosed in May 1, 2013 prospectus)	1.51%*
Expense ratio for the year ended 12-31-13	1.43%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003(a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2013 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	14.9%	16.2%
5 Years	19.4%	17.9%
10 Years	10.0%	7.4%
Since Inception (b)	11.5%	9.0%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2013.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
170,000	Gilead Sciences, Inc.	$12,775,500	4.5%
85,000	Polaris Industries, Inc.	12,379,400	4.3%
194,000	Toro Company (The)	12,338,400	4.3%
120,700	Cognizant Technology Solutions Corporation - Class A	12,188,286	4.3%
14,200	MasterCard, Inc. - Class A	11,863,532	4.2%
138,000	Ross Stores, Inc.	10,340,340	3.6%
336,250	Rollins, Inc.	10,185,013	3.6%
192,600	AMETEK, Inc.	10,144,242	3.6%
111,700	Amphenol Corporation - Class A	9,961,406	3.5%
29,500	NewMarket Corporation	9,857,425	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.2%
Consumer Staples	4.3%
Energy	2.0%
Financials	5.1%
Health Care	21.5%
Industrials	28.1%
Information Technology	14.0%
Materials	3.4%
Money Market Funds, Liabilities in Excess of Other Assets	4.4%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

COMMON STOCKS — 95.6%	Shares	Market Value
Consumer Discretionary — 17.2%
Hotels, Restaurants & Leisure — 3.1%
Cracker Barrel Old Country Store, Inc.	80,000	$8,805,600

Leisure Equipment & Products — 4.3%
Polaris Industries, Inc.	85,000	12,379,400

Specialty Retail — 6.9%
Buckle, Inc. (The)	140,000	7,358,400
O'Reilly Automotive, Inc. *	15,000	1,930,650
Ross Stores, Inc.	138,000	10,340,340
		19,629,390
Textiles, Apparel & Luxury Goods — 2.9%
Coach, Inc.	145,000	8,138,850

Consumer Staples — 4.3%
Food Products — 4.3%
Kellogg Company	64,500	3,939,015
McCormick & Company, Inc.	122,200	8,422,024
		12,361,039
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Occidental Petroleum Corporation	60,000	5,706,000

Financials — 5.1%
Capital Markets — 0.9%
SEI Investments Company	74,800	2,597,804

Diversified Financial Services — 4.2%
MasterCard, Inc. - Class A	14,200	11,863,532

Health Care — 21.5%
Biotechnology — 7.4%
Amgen, Inc.	73,000	8,333,680
Gilead Sciences, Inc. *	170,000	12,775,500
		21,109,180
Health Care Equipment & Supplies — 12.1%
C.R. Bard, Inc.	70,000	9,375,800
Medtronic, Inc.	148,400	8,516,676
Stryker Corporation	106,500	8,002,410
Varian Medical Systems, Inc. *	112,000	8,701,280
		34,596,166

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.6% (Continued)	Shares	Market Value
Health Care — 21.5% (Continued)
Health Care Providers & Services — 1.9%
Laboratory Corporation of America Holdings *	57,500	$5,253,775

Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc. *	1,000	242,590

Industrials — 28.1%
Aerospace & Defense — 1.5%
Precision Castparts Corporation	15,500	4,174,150

Air Freight & Logistics — 2.1%
C.H. Robinson Worldwide, Inc.	85,000	4,958,900
Expeditors International of Washington, Inc.	24,200	1,070,850
		6,029,750
Commercial Services & Supplies — 6.6%
Copart, Inc. *	240,000	8,796,000
Rollins, Inc.	336,250	10,185,013
		18,981,013
Electrical Equipment — 3.6%
AMETEK, Inc.	192,600	10,144,242

Industrial Conglomerates — 2.7%
Danaher Corporation	101,500	7,835,800

Machinery — 11.6%
Donaldson Company, Inc.	122,800	5,336,888
Flowserve Corporation	75,000	5,912,250
Graco, Inc.	120,000	9,374,400
Toro Company (The)	194,000	12,338,400
		32,961,938
Information Technology — 14.0%
Electronic Equipment, Instruments & Components — 3.5%
Amphenol Corporation - Class A	111,700	9,961,406

IT Services — 8.9%
Accenture plc - Class A	109,400	8,994,868
Cognizant Technology Solutions Corporation - Class A *	120,700	12,188,286
Teradata Corporation *	95,000	4,321,550
		25,504,704

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.6% (Continued)	Shares	Market Value
Information Technology — 14.0% (Continued)
Semiconductors & Semiconductor Equipment — 1.6%
Altera Corporation	140,000	$4,554,200

Materials — 3.4%
Chemicals — 3.4%
NewMarket Corporation	29,500	9,857,425

Total Common Stocks (Cost $152,992,525)		$272,687,954

MONEY MARKET FUNDS — 4.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $12,459,051)	12,459,051	$12,459,051

Total Investments at Market Value — 100.0% (Cost $165,451,576)		$285,147,005

Liabilities in Excess of Other Assets — (0.0%) (b)		(14,531)

Net Assets — 100.0%		$285,132,474

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2013.

(b)	Percentage rounds to greater than (0.1%).

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Rising Dividend Fund (the “Fund”) had a total return of 33.85% in 2013 versus 32.39% for the S&P 500 Index. It was an incredible year and easily the best for the Fund since its inception in May of 2005. What makes 2013 all the more incredible is the environment in which it occurred. Economic growth continued to plod, Washington continued to dysfunction, the Federal debt continued to explode, the Middle East remained highly volatile and interest rates rose during the year.

Positive performance came from Gentex Corporation (automotive supply); Johnson Controls, Inc. (automotive supply/building efficiency/batteries); and St. Jude Medical, Inc. (cardiovascular medical devices). At the other end of the performance spectrum was Weight Watchers International, Inc. (weight control programs) and gold-related ETFs.

Turnover in the portfolio was low during the year, 14%. While we strive to keep turnover as low as makes good investment sense, a year such as 2013, when some stocks were up as much 80% while others were either down slightly or only up modestly, would suggest that the relationship of stock price to value has been altered significantly for a good many stocks. As a result, we expect turnover to be higher in 2014.

In previous reports, we have commented upon what we look for in selecting stocks for the portfolio. In this report, we will comment upon the three sets of circumstances that would cause us to sell a stock. The first is when one of our companies changes its practices in such a manner as to violate one of the moral screens established by our Catholic Advisory Board.The second set of circumstances is when the stock price reaches our estimate of the intrinsic value of the company. Decisions under these circumstances are complicated by the fact that the intrinsic value of these companies held in the portfolio may continue to compound year after year. With all portfolio holdings we take a 3 to 5-year investment outlook, and we expect the prices in 3 to 5 years to be substantially greater than the original purchase price. The final set of circumstances which would trigger a sale of a stock is when those factors which allow a company to earn above-average internal returns begin to deteriorate. The world doesn’t change overnight, but it does change and it’s important to recognize that. Eastman Kodak dominated the market for photographic film until digital photography. Who remembers “Avon calling”? That sales model faltered when the majority of women started working outside of the home. Borders Book Stores with its fancy stores and large inventory was no match for Amazon’s on-line ordering system and heavily discounted prices. And who

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

knows what digital text books will do to the academic publishing companies. When we determine that a company’s problems are more than temporary, the stock is sold.

2013 was a good year in the stock market, and it seems doubtful that 2014 will be as good. The portfolio is comprised of what we consider to be exceptional companies that will continue to execute their business plans in a disciplined fashion.

We appreciate your participation in the Ave Maria Rising Dividend Fund.

With best regards,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2013.

Expense ratio as of 12-31-12 (as disclosed in May 1, 2013 prospectus)	1.00%*
Expense ratio for the year ended 12-31-13	0.97%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005(a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%
2013	33.9%	32.4%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2013 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	16.8%	16.2%
5 Years	18.7%	17.9%
Since Inception (b)	10.0%	7.8%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2013.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
240,000	Caterpillar, Inc.	$21,794,400	3.1%
600,000	Sysco Corporation	21,660,000	3.0%
820,000	Intel Corporation	21,287,200	3.0%
310,000	Covidien plc	21,111,000	3.0%
510,000	Coca-Cola Company (The)	21,068,100	3.0%
360,000	Franklin Resources, Inc.	20,782,800	2.9%
365,000	Coach, Inc.	20,487,450	2.9%
220,000	Norfolk Southern Corporation	20,422,600	2.9%
575,000	Bank of NewYork Mellon Corporation (The)	20,090,500	2.8%
190,000	United Parcel Service, Inc. - Class B	19,965,200	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.3%
Consumer Staples	10.3%
Energy	8.3%
Financials	13.0%
Health Care	8.4%
Industrials	25.2%
Information Technology	10.9%
Materials	1.5%
Warrants	0.5%
Exchange-Traded Funds	0.8%
Money Market Funds, Other Assets in Excess of Liabilities	6.8%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

COMMON STOCKS — 91.9%	Shares	Market Value
Consumer Discretionary — 14.3%
Auto Components — 5.4%
Gentex Corporation	600,000	$19,794,000
Johnson Controls, Inc.	360,000	18,468,000
		38,262,000
Leisure Equipment & Products — 2.2%
Hasbro, Inc.	280,000	15,402,800

Specialty Retail — 3.8%
Lowe's Companies, Inc.	275,000	13,626,250
Ross Stores, Inc.	180,000	13,487,400
		27,113,650
Textiles, Apparel & Luxury Goods — 2.9%
Coach, Inc.	365,000	20,487,450

Consumer Staples — 10.3%
Beverages — 3.0%
Coca-Cola Company (The)	510,000	21,068,100

Food & Staples Retailing — 3.0%
Sysco Corporation	600,000	21,660,000

Food Products — 1.4%
Kellogg Company	160,000	9,771,200

Household Products — 2.9%
Clorox Company (The)	150,000	13,914,000
Colgate-Palmolive Company	100,000	6,521,000
		20,435,000
Energy — 8.3%
Energy Equipment & Services — 4.8%
Halliburton Company	290,000	14,717,500
Schlumberger Limited	215,000	19,373,650
		34,091,150
Oil, Gas & Consumable Fuels — 3.5%
ConocoPhillips	90,000	6,358,500
Exxon Mobil Corporation	185,000	18,722,000
		25,080,500
Financials — 13.0%
Capital Markets — 5.7%
Bank of New York Mellon Corporation (The)	575,000	20,090,500
Franklin Resources, Inc.	360,000	20,782,800
		40,873,300

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.9% (Continued)	Shares	Market Value
Financials — 13.0% (Continued)
Commercial Banks — 6.4%
BB&T Corporation	425,000	$15,861,000
PNC Financial Services Group, Inc. (The)	144,100	11,179,278
U.S. Bancorp	450,000	18,180,000
		45,220,278
Insurance — 0.9%
HCC Insurance Holdings, Inc.	140,000	6,459,600

Health Care — 8.4%
Health Care Equipment & Supplies — 8.4%
Covidien plc	310,000	21,111,000
Medtronic, Inc.	185,000	10,617,150
St. Jude Medical, Inc.	265,000	16,416,750
Stryker Corporation	150,000	11,271,000
		59,415,900
Industrials — 25.2%
Aerospace & Defense — 3.0%
General Dynamics Corporation	125,000	11,943,750
United Technologies Corporation	82,500	9,388,500
		21,332,250
Air Freight & Logistics — 5.5%
C.H. Robinson Worldwide, Inc.	335,000	19,543,900
United Parcel Service, Inc. - Class B	190,000	19,965,200
		39,509,100
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	190,000	6,308,000

Electrical Equipment — 2.4%
Emerson Electric Company	240,000	16,843,200

Industrial Conglomerates — 1.9%
3M Company	95,000	13,323,750

Machinery — 8.6%
Caterpillar, Inc.	240,000	21,794,400
Dover Corporation	165,000	15,929,100
Illinois Tool Works, Inc.	160,000	13,452,800
PACCAR, Inc.	165,000	9,763,050
		60,939,350
Road & Rail — 2.9%
Norfolk Southern Corporation	220,000	20,422,600

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.9% (Continued)	Shares	Market Value
Information Technology — 10.9%
Communications Equipment — 2.5%
QUALCOMM, Incorporated	240,000	$17,820,000

Computers & Peripherals — 1.5%
Diebold, Incorporated	320,000	10,563,200

IT Services — 1.6%
Paychex, Inc.	250,000	11,382,500

Semiconductors & Semiconductor Equipment — 5.3%
Intel Corporation	820,000	21,287,200
Microchip Technology, Inc.	370,000	16,557,500
		37,844,700
Materials — 1.5%
Chemicals — 1.5%
RPM International, Inc.	140,000	5,811,400
Stepan Company	80,000	5,250,400
		11,061,800

Total Common Stocks (Cost $498,680,928)		$652,691,378

WARRANTS — 0.5%	Shares	Market Value
Financials — 0.5%
Commercial Banks — 0.5%
PNC Financial Services Group, Inc. (The) * (Cost $3,196,575)	189,892	$3,370,583

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Market Value
iShares Gold Trust * (Cost $7,979,700)	465,000	$5,431,200

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 6.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	33,820,606	$33,820,606
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	13,814,407	13,814,407
Total Money Market Funds (Cost $47,635,013)		$47,635,013

Total Investments at Market Value — 99.9% (Cost $557,492,216)		$709,128,174

Other Assets in Excess of Liabilities — 0.1%		1,021,885

Net Assets — 100.0%		$710,150,059

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2013.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

Ave Maria Opportunity Fund (the “Fund”) had another good year in 2013, up 26.48%. Stocks generally advanced during the year with all the major indices posting gains. The top performing S&P 500 Index (the “S&P 500”) sectors were the cyclical, economically sensitive, and growth-oriented stocks, with discretionary (+43%), health care (+42%) and industrials (+41%) leading the way. By comparison, defensive sectors such as consumer staples (+26%), utilities (13%) and telecommunications (11%) were laggards. In many respects, 2013 was a repeat of 2012. Stock prices rose across the board, with lower-quality issues performing best. For the second year in a row, speculative micro-caps were the biggest gainers. And with those stocks soaring, our disciplined, value-conscious investment strategy that seeks to mitigate risk lagged the benchmark. The Fund’s 1, 3 and 5-year performance figures compared to the Russell 2000 Index, its benchmark index are as follows:

	Average Annual Total Returns For Periods Ended 12/31/13
	1 Year	3 Years	5 Years
Ave Maria Opportunity Fund	26.48%	9.97%	17.41%
Russell 2000 Index	38.82%	15.67%	20.08%

Several portfolio holdings appreciated substantially during the year. Biglari Holdings, Inc., initially purchased in mid-2013, has been a big winner, up 40%. The company operates the Steak ‘n Shake and Western Sizzlin restaurant chains. Despite the higher share price, due to improving fundamentals of the underlying business, we believe Biglari retains significant value not yet recognized by the marketplace. Other large holdings in the Fund that had a positive impact on performance during 2013 included Apollo Education Group, Inc. (education services), Avnet, Inc. (electronics distribution), Cimarex Energy Company (oil & gas exploration/production), and Conrad Industries, Inc. (ship building). The Fund’s gold-related positions detracted from performance in 2013, including mining stocks Pan American Silver Corporation and Kinross Gold Corporation.

At December 31, 2013 the Fund held the common stocks of 59 companies, with an average market capitalization of $2.1 billion and an average P/E of 13x based on forward earnings. By comparison, the average P/E of the Russell 2000 Index was nearly 30x based on forward earnings. During the second half of the year, we sold the following six holdings from the portfolio as their share prices neared our estimate of intrinsic value: Chesapeake Energy Corporation, Energizer Holdings, Inc., ManTech International Corporation, Spirit AeroSystems Holdings, Inc., Sparton Corporation, and The St. Joe

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Company. Also eliminated from the Fund due to deteriorating operating results were Weight Watchers International, Inc., Forest Oil Corporation, and Systemax, Inc. Two new companies recently added to the portfolio include Lindsay Corporation and Nordion, Inc.

•
Lindsay Corporation (LNN) – Lindsay is a $1.1 billion manufacturer of mechanized irrigation systems for the global farming industry. Owing to its strong brand name and entrenched market position, the company has a long history of rising sales and earnings. Due to a drop in corn prices last year, the share price languished allowing for an attractive entry point.

•
Nordion, Inc. (NDZ) – Nordion is a global health science company that provides medical isotopes and sterilization technologies for the medical products and food industries. The company enjoys a dominant market position and generates stable cash flows with a high return on invested capital. The balance sheet is cash-rich and debt-free.

The year-end distribution of $.3109 per share consisted of long-term capital gains and was paid on December 30, 2013. The Fund ended the year with a net asset value of $14.08 per share.

Thank you for being a shareholder in the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2013.

Expense Ratio information as of:	Year Ended 12-31-12 (as disclosed in May 1, 2013 prospectus)	Year Ended 12-31-13
Gross	1.46%*	1.40%
Net	1.28%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA OPPORTUNITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
2006(a)	8.3%	4.4%	2.2%
2007	-8.5%	-1.6%	-0.3%
2008	-32.2%	-33.8%	-31.1%
2009	40.8%	27.2%	25.6%
2010	19.2%	26.9%	26.3%
2011	1.3%	-4.2%	1.0%
2012	3.8%	16.4%	16.3%
2013	26.5%	38.8%	41.3%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2013 (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
3 Years	10.0%	15.7%	18.4%
5 Years	17.4%	20.1%	21.4%
Since Inception (b)	5.4%	7.2%	8.4%

(a)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2013.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
40,000	Outerwall, Inc.	$2,690,800	5.2%
4,896	Biglari Holdings, Inc.	2,480,509	4.8%
50,000	Avnet, Inc.	2,205,500	4.3%
55,000	Apollo Education Group, Inc. - Class A	1,502,600	2.9%
40,543	Conrad Industries, Inc.	1,496,848	2.9%
50,000	Ultratech, Inc.	1,450,000	2.8%
30,000	Rosetta Resources, Inc.	1,441,200	2.8%
80,000	Horsehead Holding Corporation	1,296,800	2.5%
3,036	Alleghany Corporation	1,214,279	2.3%
100,000	Pan American Silver Corporation	1,170,000	2.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	19.0%
Energy	15.0%
Financials	13.3%
Health Care	1.7%
Industrials	7.9%
Information Technology	19.0%
Materials	7.3%
Rights	0.0	%(a)
Exchange-Traded Funds	0.9%
Money Market Funds, Liabilities in Excess of Other Assets	15.9%
	100.0%

(a)	Percentage rounds to less than 0.1%.

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

COMMON STOCKS — 83.2%	Shares	Market Value
Consumer Discretionary — 19.0%
Diversified Consumer Services — 10.2%
Apollo Education Group, Inc. - Class A *	55,000	$1,502,600
DeVry Education Group, Inc.	15,000	532,500
Matthews International Corporation - Class A	12,500	532,625
Outerwall, Inc. *	40,000	2,690,800
		5,258,525
Hotels, Restaurants & Leisure — 4.8%
Biglari Holdings, Inc. *	4,896	2,480,509

Specialty Retail — 2.9%
Jos. A. Bank Clothiers, Inc. *	8,000	437,840
Rent-A-Center, Inc.	25,000	833,500
Signet Jewelers Ltd.	3,000	236,100
		1,507,440
Textiles, Apparel & Luxury Goods — 1.1%
Crocs, Inc. *	15,000	238,800
Iconix Brand Group, Inc. *	8,000	317,600
		556,400
Energy — 15.0%
Energy Equipment & Services — 5.6%
Atwood Oceanics, Inc. *	6,000	320,340
CARBO Ceramics, Inc.	5,000	582,650
Ensco plc - Class A	10,000	571,800
Helmerich & Payne, Inc.	4,000	336,320
Patterson-UTI Energy, Inc.	22,000	557,040
Rowan Companies plc - Class A *	15,000	530,400
		2,898,550
Oil, Gas & Consumable Fuels — 9.4%
Cimarex Energy Company	9,000	944,190
Cloud Peak Energy, Inc. *	40,000	720,000
EXCO Resources, Inc.	100,000	531,000
Newfield Exploration Company *	15,000	369,450
Rosetta Resources, Inc. *	30,000	1,441,200
SM Energy Company	5,000	415,550
World Fuel Services Corporation	10,000	431,600
		4,852,990
Financials — 13.3%
Capital Markets — 1.4%
Federated Investors, Inc. - Class B	25,000	720,000

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 83.2% (Continued)	Shares	Market Value
Financials — 13.3% (Continued)
Diversified Financial Services — 4.7%
Leucadia National Corporation	33,000	$935,220
PICO Holdings, Inc. *	35,000	808,850
Western Union Company (The)	40,000	690,000
		2,434,070
Insurance — 4.7%
Alleghany Corporation *	3,036	1,214,279
Markel Corporation *	500	290,175
White Mountains Insurance Group Ltd.	1,500	904,620
		2,409,074
Thrifts & Mortgage Finance — 2.5%
FedFirst Financial Corporation	17,020	338,698
Oritani Financial Corporation	30,000	481,500
Standard Financial Corporation	10,000	187,000
ViewPoint Financial Group, Inc.	10,981	301,428
		1,308,626
Health Care — 1.7%
Health Care Equipment & Supplies — 1.2%
Atrion Corporation	2,000	592,500

Life Sciences Tools & Services — 0.5%
Nordion, Inc. *	31,193	264,829

Industrials — 7.9%
Aerospace & Defense — 0.9%
Alliant Techsystems, Inc.	1,000	121,680
Cubic Corporation	6,000	315,960
		437,640
Commercial Services & Supplies — 1.3%
Hudson Technologies, Inc. *	180,000	666,000

Construction & Engineering — 1.2%
EMCOR Group, Inc.	15,000	636,600

Machinery — 4.5%
Conrad Industries, Inc.	40,543	1,496,848
Lindsay Corporation	10,000	827,500
		2,324,348
Information Technology — 19.0%
Communications Equipment — 1.3%
ADTRAN, Inc.	25,000	675,250

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 83.2% (Continued)	Shares	Market Value
Information Technology — 19.0% (Continued)
Computers & Peripherals — 4.0%
Diebold, Incorporated	10,000	$330,100
Lexmark International, Inc. - Class A	10,000	355,200
QLogic Corporation *	60,000	709,800
Qumu Corporation *	53,200	680,960
		2,076,060
Electronic Equipment, Instruments & Components — 9.2%
Arrow Electronics, Inc. *	20,000	1,085,000
Avnet, Inc.	50,000	2,205,500
Dolby Laboratories, Inc. - Class A *	2,000	77,120
FLIR Systems, Inc.	30,000	903,000
Ingram Micro, Inc. - Class A *	20,000	469,200
		4,739,820
IT Services — 1.7%
Broadridge Financial Solutions, Inc.	10,000	395,200
Computer Services, Inc.	15,500	514,600
		909,800
Semiconductors & Semiconductor Equipment — 2.8%
Ultratech, Inc. *	50,000	1,450,000

Materials — 7.3%
Chemicals — 1.5%
H.B. Fuller Company	15,000	780,600

Metals & Mining — 5.8%
Horsehead Holding Corporation *	80,000	1,296,800
Kinross Gold Corporation	125,000	547,500
Pan American Silver Corporation	100,000	1,170,000
		3,014,300

Total Common Stocks (Cost $30,576,030)		$42,993,931

RIGHTS — 0.0% (a)	Shares	Market Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
EXCO Resources, Inc. * (Cost $7,533)	100,000	$16,000

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Market Value
iShares Gold Trust *	15,000	$175,200
SPDR Gold Trust *	2,700	313,659
Total Exchange-Traded Funds (Cost $482,195)		$488,859

MONEY MARKET FUNDS — 18.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	2,484,830	$2,484,830
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	2,484,829	2,484,829
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	2,484,830	2,484,830
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.02% (b)	2,102,553	2,102,553
Total Money Market Funds (Cost $9,557,042)		$9,557,042

Total Investments at Market Value — 102.6% (Cost $40,622,800)		$53,055,832

Liabilities in Excess of Other Assets — (2.6%)		(1,350,787)

Net Assets — 100.0%		$51,705,045

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of December 31, 2013.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) had a total return of +23.45% for the year ended December 31, 2013. The return for the S&P Global 1200 Index, the Fund’s benchmark index, was +25.84%.

Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 4-30-2010 Inception through 12-31-2013 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	42.79%	10.19%
S&P Global 1200 Index	51.47%	11.97%

Global developed equity markets were up markedly in 2013. We believe the positive move was primarily driven by continued easy money policies from central banks and modest corporate earnings expansion. Also, many potential negative economic scenarios were averted during the year. In the Far East, for example, an economic hard landing was avoided in China and “Abenomics” produced initial positive results in Japan, including rising GDP growth and low inflation. For Europe, although the overall economy remained at a standstill in 2013, it is expected to show some moderate growth in 2014. Additionally, signs of fiscal progress emerged from some of the more troubled European regions and sovereign debt markets remained calm. The United States did not default on its debt nor fall over the “fiscal cliff.” A government budget agreement was reached and the economy showed enough improvement for the Fed to announce a plan to taper its latest quantitative easing (QE) program. Emerging market equities generally struggled during the year, seemingly in anticipation of the QE tapering and less dollars flowing into their economies, but they did stabilize later in the year. In 2014, we believe equity investors will face fewer global headwinds than the prior year.

Delivering better than benchmark returns for the Fund were the financials, energy, health care, consumer staples, materials and industrial sectors. Within financials, a gain of over 50% from AXA S.A., a French-based, global insurance company, drove sector performance. Energy holding Schlumberger Limited was also up nicely for the year and looks well positioned for 2014 with its strong international operations and market share within oilfield services. In health care, St. Jude Medical, Inc. was also up significantly with better than expected performance from their device leads, solid earnings and more market focus on

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

their strong new product pipeline. Negatively impacting relative returns were information technology and consumer discretionary sectors. Within information technology, shares of Teradata Corporation were down due to slower than expected orders and sales, as sales cycles have lengthened due to IT budget pressures and the slow global economy. LG Display Company Ltd., a Korean manufacturer of digital display products was also down as TV panel prices have been falling and their average selling prices are increasingly pressured.

Six new positions, all of which comply with the Ave Maria Mutual Funds’ moral screens, were added since June 30, 2013: Abbott Laboratories (healthcare equipment), Credit Suisse Group AG (diversified financial services ), Franklin Resources, Inc. (asset management), Heineken N.V. (beverages), Lenovo Group Ltd. (computer hardware) and The Swatch Group AG (apparel, accessories & luxury goods). Positions eliminated were: Allianz SE, Brookfield Residential Properties, Inc., Hewlett-Packard Company, and International Business Machines Corporation, in favor of what we believe to be more attractive investment opportunities.

As of December 31, 2013, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	55%	57%
Europe Developed	24%	19%
United Kingdom	8%	9%
Japan	3%	8%
Asia Developed	2%	3%
Asia Emerging	1%	1%
Australasia	1%	3%
Other	1%	—
Cash Equivalents	5%	—

Owning shares of what we consider world-class companies should continue to produce favorable investment results. Thank you for your participation.

Gregory R. Heilman, CFA	Joseph W. Skornicka, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2013.

Expense Ratio information as of:	Period Ended 12-31-12 (as disclosed in May 1, 2013 prospectus)	Year Ended 12-31-13
Gross	1.65%*	1.55%
Net	1.52%*	1.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
2010(a)	12.4%	8.5%
2011	-9.6%	-5.1%
2012	13.8%	16.8%
2013	23.5%	25.8%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2013 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
3 Years	8.3%	11.8%
Since Inception (b)	10.2%	12.0%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2013.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
9,500	Diageo plc - ADR	$1,257,990	3.2%
23,000	Citigroup, Inc.	1,198,530	3.0%
42,000	AXA S.A. - ADR	1,171,380	2.9%
14,500	Fluor Corporation	1,164,205	2.9%
9,500	Toyota Motor Corporation - ADR	1,158,240	2.9%
18,500	St. Jude Medical, Inc.	1,146,075	2.9%
8,000	Shire plc - ADR	1,130,320	2.8%
15,700	Covidien plc	1,069,170	2.7%
11,700	Schlumberger Limited	1,054,287	2.6%
17,500	Franklin Resources, Inc.	1,010,275	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	7.9%
Consumer Staples	9.6%
Energy	8.9%
Financials	19.7%
Health Care	13.0%
Industrials	16.9%
Information Technology	12.6%
Materials	5.7%
Exchange-Traded Funds	0.9%
Money Market Funds, Liabilities in Excess of Other Assets	4.8%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

COMMON STOCKS — 94.3%	Shares	Market Value
Consumer Discretionary — 7.9%
Automobiles — 5.0%
Toyota Motor Corporation - ADR	9,500	$1,158,240
Volkswagen AG - ADR	15,000	820,500
		1,978,740
Hotels, Restaurants & Leisure — 1.1%
McDonald's Corporation	4,500	436,635

Textiles, Apparel & Luxury Goods — 1.8%
Swatch Group AG (The) - ADR	21,500	713,800

Consumer Staples — 9.6%
Beverages — 4.2%
Diageo plc - ADR	9,500	1,257,990
Heineken N.V. - ADR	12,000	405,120
		1,663,110
Food Products — 4.1%
Mondelēz International, Inc. - Class A	25,000	882,500
Nestlé S.A. - ADR	10,000	735,900
		1,618,400
Household Products — 1.3%
Energizer Holdings, Inc.	5,000	541,200

Energy — 8.9%
Energy Equipment & Services — 4.0%
Schlumberger Limited	11,700	1,054,287
Tidewater, Inc.	9,000	533,430
		1,587,717
Oil, Gas & Consumable Fuels — 4.9%
BP plc - ADR	15,000	729,150
Canadian Natural Resources Ltd.	22,000	744,480
Exxon Mobil Corporation	5,000	506,000
		1,979,630
Financials — 19.7%
Capital Markets — 4.7%
Credit Suisse Group AG - ADR *	28,000	869,120
Franklin Resources, Inc.	17,500	1,010,275
		1,879,395
Diversified Financial Services — 5.6%
Citigroup, Inc.	23,000	1,198,530
MasterCard, Inc. - Class A	500	417,730
Western Union Company (The)	35,000	603,750
		2,220,010

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Financials — 19.7% (Continued)
Insurance — 9.4%
ACE Limited	9,500	$983,535
AXA S.A. - ADR	42,000	1,171,380
Reinsurance Group of America, Inc.	10,500	812,805
Validus Holdings Ltd.	20,000	805,800
		3,773,520
Health Care — 13.0%
Health Care Equipment & Supplies — 10.2%
Abbott Laboratories	26,000	996,580
Covidien plc	15,700	1,069,170
St. Jude Medical, Inc.	18,500	1,146,075
Varian Medical Systems, Inc. *	10,900	846,821
		4,058,646
Pharmaceuticals — 2.8%
Shire plc - ADR	8,000	1,130,320

Industrials — 16.9%
Aerospace & Defense — 1.6%
United Technologies Corporation	5,500	625,900

Construction & Engineering — 2.9%
Fluor Corporation	14,500	1,164,205

Electrical Equipment — 3.8%
ABB Limited - ADR *	37,500	996,000
Emerson Electric Company	7,000	491,260
		1,487,260
Industrial Conglomerates — 5.5%
3M Company	4,000	561,000
Koninklijke Philips Electronics N.V. - ADR	18,023	666,311
Siemens AG - ADR	7,000	969,570
		2,196,881
Machinery — 1.7%
Deere & Company	7,500	684,975

Road & Rail — 1.4%
Canadian National Railway Company	10,000	570,200

Information Technology — 12.6%
Communications Equipment — 2.1%
QUALCOMM, Incorporated	11,000	816,750

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Information Technology — 12.6% (Continued)
Computers & Peripherals — 3.8%
EMC Corporation	40,000	$1,006,000
Lenovo Group Ltd. - ADR	21,000	513,030
		1,519,030
IT Services — 2.9%
Accenture plc - Class A	7,000	575,540
Teradata Corporation *	13,000	591,370
		1,166,910
Semiconductors & Semiconductor Equipment — 3.8%
Intel Corporation	29,000	752,840
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	44,500	776,080
		1,528,920
Materials — 5.7%
Chemicals — 4.5%
FMC Corporation	8,000	603,680
International Flavors & Fragrances, Inc.	9,000	773,820
Syngenta AG - ADR	5,000	399,700
		1,777,200
Metals & Mining — 1.2%
BHP Billiton Ltd. - ADR	7,000	477,400

Total Common Stocks (Cost $30,005,724)		$37,596,754

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Market Value
iShares Gold Trust * (Cost $520,564)	30,000	$350,400

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 5.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,919,760	$1,919,760
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	248,487	248,487
Total Money Market Funds (Cost $2,168,247)		$2,168,247

Total Investments at Market Value — 100.6% (Cost $32,694,535)		$40,115,401

Liabilities in Excess of Other Assets — (0.6%)		(245,483)

Net Assets — 100.0%		$39,869,918

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2013.

SUMMARY OF COMMON STOCKS BY COUNTRY December 31, 2013 (Unaudited)

Country	Value	% of Net Assets
United States	$20,439,758	51.3%
Switzerland	4,698,055	11.8%
United Kingdom	3,117,460	7.8%
Germany	1,790,070	4.5%
Canada	1,314,680	3.3%
France	1,171,380	2.9%
Japan	1,158,240	2.9%
Netherlands	1,071,431	2.7%
Ireland	1,069,170	2.7%
Taiwan	776,080	1.9%
Hong Kong	513,030	1.3%
Australia	477,400	1.2%
	$37,596,754	94.3%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

In 2013, the Ave Maria Bond Fund (“the Fund”) returned 6.14% vs. (0.86)% for the Barclays U.S. Intermediate Government/Credit Index. 2013 saw the first negative return on the Barclays U.S. Intermediate Government/Credit Index since 1994. Interest rates increased and bond prices fell during the year (the yield on the ten-year Treasury started the year at 1.8% and ended the year at 3.0%).

Although interest rates increased significantly during 2013, it’s important to put those rates in their proper historical perspective. Interest rates are still well below historical averages. Over the last 20 years, the average yield on the ten-year Treasury was 4.6%, well above today’s 2.9%. Like a good many things in the world, interest rates tend to be mean reverting, and it remains our view that interest rates will rise further. In that context, we continue to emphasize short-maturity bonds of investment quality. Rising rates provide an opportunity to re-invest cash flows from coupons and maturities at higher rates of returns. We continue to believe that selected dividend-paying common stocks offer an attractive combination of income and potential capital appreciation. Accordingly, 19.1% of the portfolio is thusly committed, which favorably impacted Fund performance in 2013.

The top three performing stocks during 2013 were Gentex Corporation (auto parts), Hasbro, Inc. (toys & games), and 3M Company (diversified industrial manufacturing). The Fund’s worst performing securities were the few relatively longer-maturity bonds.

In managing the Fund, our focus remains preservation of principal while generating a reasonable level of current income in a low interest-rate environment. We appreciate your participation in the Ave Maria Bond Fund.

With best regards,

Richard L. Platte, Jr., CFA	Brandon S. Scheitler
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-12 (as disclosed in May 1, 2013 prospectus)	Year Ended 12-31-13
Gross	0.72%*	0.70%
Net	0.71%*	0.70%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003(a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2013 (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	4.7%	2.9%
5 Years	6.2%	4.0%
10 Years	4.8%	4.1%
Since Inception (b)	4.7%	4.0%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2013.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2013 (Unaudited)

Par Value	Security Description	Market Value	% of Net Assets
$7,000,000	U.S. Treasury Notes, 1.250%, due 02/15/14	$7,009,897	4.7%
5,000,000	U.S. Treasury Notes, 2.125%, due 12/31/15	5,171,875	3.5%
5,000,000	U.S. Treasury Notes, 4.000%, due 02/15/14	5,023,859	3.4%
5,000,000	U.S. Treasury Notes, 1.750%, due 03/31/14	5,020,115	3.4%
3,000,000	U.S. Treasury Notes, 2.625%, due 02/29/16	3,142,500	2.1%
3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	3,090,585	2.1%
3,000,000	U.S. Treasury Notes, 1.375%, due 11/30/15	3,058,008	2.0%
2,313,080	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,537,884	1.7%
2,500,000	U.S. Treasury Notes, 0.875%, due 04/30/17	2,492,577	1.7%
2,500,000	U.S. Treasury Notes, 0.625%, due 09/30/17	2,448,048	1.6%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	31.9%
U.S. Government Agencies	0.7%

CORPORATE BONDS
Sector
Consumer Discretionary	5.9%
Consumer Staples	3.3%
Energy	1.5%
Financials	6.0%
Health Care	3.7%
Industrials	9.6%
Information Technology	4.7%
Materials	3.0%
Utilities	4.4%
42.1%
COMMON STOCKS
Sector
Consumer Discretionary	2.1%
Consumer Staples	3.1%
Energy	1.4%
Financials	2.0%
Industrials	6.7%
Information Technology	3.8%
19.1%
MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	6.2%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2013

U.S. TREASURY OBLIGATIONS — 31.9%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 3.9%
2.500%, due 07/15/16	$2,313,080	$2,537,884
2.625%, due 07/15/17	1,126,940	1,267,632
0.125%, due 04/15/18	2,020,820	2,061,079
		5,866,595
U.S. Treasury Notes — 28.0%
1.250%, due 02/15/14	7,000,000	7,009,897
4.000%, due 02/15/14	5,000,000	5,023,859
1.750%, due 03/31/14	5,000,000	5,020,115
1.875%, due 04/30/14	2,000,000	2,011,484
2.375%, due 08/31/14	1,500,000	1,522,090
2.500%, due 04/30/15	3,000,000	3,090,585
1.375%, due 11/30/15	3,000,000	3,058,008
2.125%, due 12/31/15	5,000,000	5,171,875
2.625%, due 02/29/16	3,000,000	3,142,500
0.875%, due 04/30/17	2,500,000	2,492,577
0.625%, due 09/30/17	2,500,000	2,448,048
0.750%, due 12/31/17	2,000,000	1,955,624
		41,946,662

Total U.S. Treasury Obligations (Cost $47,473,237)		$47,813,257

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%	Par Value	Market Value
Federal Farm Credit Bank — 0.7%
4.500%, due 01/22/15 (Cost $1,006,717)	$1,000,000	$1,045,219

CORPORATE BONDS — 42.1%	Par Value	Market Value
Consumer Discretionary — 5.9%
Coca-Cola Company (The), 1.650%, due 11/01/18	$1,500,000	$1,480,296
Johnson Controls, Inc., 5.500%, due 01/15/16	1,000,000	1,086,232
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	538,461
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,025,682
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,272,508
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,750,000	1,845,841
TJX Companies, Inc. (The), 6.950%, due 04/15/19	555,000	664,757
		8,913,777

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 42.1% (Continued)	Par Value	Market Value
Consumer Staples — 3.3%
Clorox Company (The), 5.000%, due 01/15/15	$1,000,000	$1,045,322
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,186,006
Kimberly Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,701,374
		4,932,702
Energy — 1.5%
Apache Corporation, 5.625%, due 01/15/17	1,750,000	1,966,814
ConocoPhillips, 4.750%, due 02/01/14	360,000	361,280
		2,328,094
Financials — 6.0%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,549,165
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	1,000,000	996,260
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,047,683
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,036,874
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	750,000	755,358
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	1,997,120
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,542,161
		8,924,621
Health Care — 3.7%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,070,895
Medtronic, Inc., 2.625%, due 03/15/16	500,000	517,693
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,026,428
Stryker Corporation, 2.000%, due 09/30/16	1,150,000	1,181,507
Zimmer Holdings, Inc., 4.625%, due 11/30/19	1,560,000	1,699,269
		5,495,792
Industrials — 9.6%
3M Company, 1.375%, due 09/29/16	1,150,000	1,167,106
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,813,661
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,700,856
John Deere Capital Corporation, 1.400%, due 03/15/17	1,200,000	1,196,774
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,883,362
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	1,008,296
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,024,411
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	502,735
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	783,426
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,715,847
United Parcel Service, Inc., 5.125%, due 04/01/19	500,000	568,700
United Technologies Corporation, 5.375%, due 12/15/17	839,000	956,091
		14,321,265

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 42.1% (Continued)	Par Value	Market Value
Information Technology — 4.7%
Dell, Inc., 2.300%, due 09/10/15	$1,000,000	$1,003,750
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,008,475
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	509,137
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	515,191
International Business Machines Corporation, 2.000%, due 01/05/16	1,410,000	1,447,169
National Semiconductor Corporation, 6.600%, due 06/15/17	500,000	584,329
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,926,506
		6,994,557
Materials — 3.0%
PPG Industries, Inc., 6.650%, due 03/15/18	1,191,000	1,377,263
Praxiar, Inc., 4.625%, due 03/30/15	2,000,000	2,101,112
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,024,037
		4,502,412
Utilities — 4.4%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,237,268
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	958,448
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	818,990
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,631,674
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,026,557
		6,672,937

Total Corporate Bonds (Cost $62,856,268)		$63,086,157

COMMON STOCKS — 19.1%	Shares	Market Value
Consumer Discretionary — 2.1%
Auto Components — 0.3%
Gentex Corporation	15,000	$494,850

Leisure Equipment & Products — 0.9%
Hasbro, Inc.	25,000	1,375,250

Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	23,000	1,290,990

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.1% (Continued)	Shares	Market Value
Consumer Staples — 3.1%
Beverages — 1.6%
Coca-Cola Company (The)	56,000	$2,313,360

Food & Staples Retailing — 1.0%
Sysco Corporation	43,000	1,552,300

Food Products — 0.5%
Kellogg Company	12,000	732,840

Energy — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
ConocoPhillips	15,000	1,059,750
Exxon Mobil Corporation	10,000	1,012,000
		2,071,750
Financials — 2.0%
Capital Markets — 1.0%
Bank of New York Mellon Corporation (The)	45,000	1,572,300

Commercial Banks — 1.0%
PNC Financial Services Group, Inc. (The)	19,000	1,474,020

Industrials — 6.7%
Aerospace & Defense — 0.8%
General Dynamics Corporation	12,000	1,146,600

Air Freight & Logistics — 1.2%
United Parcel Service, Inc. - Class B	17,000	1,786,360

Electrical Equipment — 1.0%
Emerson Electric Company	22,000	1,543,960

Industrial Conglomerates — 1.1%
3M Company	12,000	1,683,000

Machinery — 1.8%
Dover Corporation	15,000	1,448,100
Illinois Tool Works, Inc.	15,000	1,261,200
		2,709,300
Road & Rail — 0.8%
Norfolk Southern Corporation	12,000	1,113,960

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.1% (Continued)	Shares	Market Value
Information Technology — 3.8%
Computers & Peripherals — 0.7%
Diebold, Incorporated	30,000	$990,300

IT Services — 1.0%
Paychex, Inc.	34,000	1,548,020

Semiconductors & Semiconductor Equipment — 2.1%
Intel Corporation	60,000	1,557,600
Microchip Technology, Inc.	35,000	1,566,250
		3,123,850

Total Common Stocks (Cost $20,458,423)		$28,523,010

MONEY MARKET FUNDS — 5.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	7,157,506	$7,157,506
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,082,016	1,082,016
Total Money Market Funds (Cost $8,239,522)		$8,239,522

Total Investments at Market Value — 99.3% (Cost $140,034,167)		$148,707,165

Other Assets in Excess of Liabilities — 0.7%		1,042,554

Net Assets — 100.0%		$149,749,719

(a)	The rate shown is the 7-day effective yield as of December 31, 2013.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2013

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$169,559,786	$165,451,576	$557,492,216
At market value (Note 1)	$243,348,540	$285,147,005	$709,128,174
Affiliated investments, at market value (Cost $1,107,092) (Note 5)	3,749,021	—	—
Receivable for capital shares sold	205,801	391,577	1,831,181
Dividends receivable	223,258	329,788	1,044,447
Other assets	16,224	18,514	38,800
TOTAL ASSETS	247,542,844	285,886,884	712,042,602

LIABILITIES
Payable for capital shares redeemed	34,269	49,621	529,730
Payable to Adviser (Note 2)	573,206	644,760	1,223,897
Payable to administrator (Note 2)	27,544	31,381	69,341
Accrued shareholder servicing fees (Note 2)	87,684	6,297	—
Other accrued expenses	19,147	22,351	69,575
TOTAL LIABILITIES	741,850	754,410	1,892,543

NET ASSETS	$246,800,994	$285,132,474	$710,150,059

NET ASSETS CONSIST OF:
Paid-in capital	$170,598,352	$165,689,344	$558,788,009
Accumulated net realized losses from security transactions	(228,041)	(252,299)	(273,908)
Net unrealized appreciation on investments	76,430,683	119,695,429	151,635,958
NET ASSETS	$246,800,994	$285,132,474	$710,150,059
Shares of beneficial interest outstanding unlimited number of shares authorized, no par value)	11,635,009	9,443,272	40,440,052
Net asset value, offering price and redemption price per share (Note 1)	$21.21	$30.19	$17.56

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2013 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$40,622,800	$32,694,535	$140,034,167
At market value (Note 1)	$53,055,832	$40,115,401	$148,707,165
Cash	—	1,719	—
Receivable for capital shares sold	44,018	82,540	353,128
Dividends and interest receivable	8,305	30,560	965,997
Other assets	8,843	7,841	15,524
TOTAL ASSETS	53,116,998	40,238,061	150,041,814

LIABILITIES
Due to custodian	1,273,582	—	—
Payable for investment securities purchased	—	244,810	—
Payable for capital shares redeemed	5,780	204	72,305
Payable to Adviser (Note 2)	116,416	108,528	187,956
Payable to administrator (Note 2)	5,799	4,419	12,589
Other accrued expenses	10,376	10,182	19,245
TOTAL LIABILITIES	1,411,953	368,143	292,095

NET ASSETS	$51,705,045	$39,869,918	$149,749,719

NET ASSETS CONSIST OF:
Paid-in capital	$39,302,165	$32,449,052	$141,076,721
Accumulated net realized losses from security transactions	(30,152)	—	—
Net unrealized appreciation on investments	12,433,032	7,420,866	8,672,998
NET ASSETS	$51,705,045	$39,869,918	$149,749,719
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,672,718	2,867,720	13,154,096
Net asset value, offering price and redemption price per share (Note 1)	$14.08	$13.90	$11.38

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2013

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund		Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$3,102,767	$2,746,102		$10,384,261

EXPENSES
Investment advisory fees (Note 2)	2,112,503	2,306,539	*	3,647,410
Administration, accounting and transfer agent fees (Note 2)	328,044	355,735		698,632
Shareholder servicing fees (Note 2)	495,066	535,858		—
Legal and audit fees	44,876	55,298		71,453
Registration and filing fees	28,861	35,799		82,620
Postage and supplies	42,337	58,048		67,462
Trustees’ fees and expenses (Note 2)	32,069	32,069		32,069
Custodian and bank service fees	15,741	18,165		36,271
Advisory board fees and expenses (Note 2)	8,752	8,752		8,752
Insurance expense	10,997	11,160		19,880
Compliance service fees and expenses (Note 2)	7,908	8,518		15,732
Printing of shareholder reports	7,740	12,209		10,084
Other expenses	18,024	16,909		20,798
TOTAL EXPENSES	3,152,918	3,455,059		4,711,163

NET INVESTMENT INCOME (LOSS)	(50,151)	(708,957)		5,673,098

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	13,645,029	10,866,038		12,208,133
Net realized gains from in-kind redemptions (Note 1)	2,217,896	—		—
Net change in unrealized appreciation/ depreciation on investments	35,292,390	55,757,941		120,534,622
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	294,262	—		—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	51,449,577	66,623,979		132,742,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,399,426	$65,915,022		$138,415,853

*	Includes $10,260 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria Growth Fund (Note 2).

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2013 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$477,275	$586,555	$650,950
Foreign withholding taxes on dividends	(8,344)	(24,062)	—
Interest	—	—	1,592,094
TOTAL INCOME	468,931	562,493	2,243,044

EXPENSES
Investment advisory fees (Note 2)	416,945	319,689 *	510,420	*
Administration, accounting and transfer agent fees (Note 2)	64,705	49,620	130,961
Shareholder servicing fees (Note 2)	—	—	89,881
Legal and audit fees	32,385	31,624	40,135
Registration and filing fees	24,195	24,244	35,145
Postage and supplies	12,654	7,554	22,122
Trustees’ fees and expenses (Note 2)	32,069	32,069	32,069
Custodian and bank service fees	5,440	3,742	9,606
Advisory board fees and expenses (Note 2)	8,752	8,752	8,752
Insurance expense	2,184	1,375	6,184
Compliance service fees and expenses (Note 2)	1,673	1,226	4,714
Printing of shareholder reports	2,926	2,106	3,968
Other expenses	10,581	9,516	22,261
TOTAL EXPENSES	614,509	491,517	916,218
Less fee reductions by the Adviser (Note 2)	(65,896)	(17,122)	—
NET EXPENSES	548,613	474,395	916,218

NET INVESTMENT INCOME (LOSS)	(79,682)	88,098	1,326,826

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	2,055,099	1,304,333	2,846,592
Net change in unrealized appreciation/ depreciation on investments	8,192,578	5,350,516	3,614,498
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	10,247,677	6,654,849	6,461,090

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,167,995	$6,742,947	$7,787,916

*	Includes $19,239 and $117,733 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively (Note 2).

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(50,151)	$679,001
Net realized gains from security transactions	13,645,029	7,637,745
Net realized gains from in-kind redemptions (Note 1)	2,217,896	—
Net change in unrealized appreciation/depreciation on investments	35,292,390	15,347,263
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	294,262	—
Net increase in net assets resulting from operations	51,399,426	23,664,009

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(668,511)
From net realized gains on investments	(13,593,202)	(5,281,341)
Decrease in net assets from distributions to shareholders	(13,593,202)	(5,949,852)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,976,323	14,967,453
Reinvestment of distributions to shareholders	12,568,399	5,489,285
Payments for shares redeemed	(24,649,834)	(27,120,724)
Net increase (decrease) in net assets from capital share transactions	17,894,888	(6,663,986)

TOTAL INCREASE IN NET ASSETS	55,701,112	11,050,171

NET ASSETS
Beginning of year	191,099,882	180,049,711
End of year	$246,800,994	$191,099,882

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,502,325	841,506
Shares issued in reinvestment of distributions to shareholders	595,095	314,212
Shares redeemed	(1,213,180)	(1,522,132)
Net increase (decrease) in shares outstanding	884,240	(366,414)
Shares outstanding, beginning of year	10,750,769	11,117,183
Shares outstanding, end of year	11,635,009	10,750,769

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment loss	$(708,957)	$(321,035)
Net realized gains (losses) from security transactions	10,866,038	(1,582,438)
Net change in unrealized appreciation/ depreciation on investments	55,757,941	26,029,128
Net increase in net assets resulting from operations	65,915,022	24,125,655

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	(9,031,799)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	66,833,710	49,959,728
Reinvestment of distributions to shareholders	8,286,790	—
Payments for shares redeemed	(45,632,663)	(37,396,151)
Net increase in net assets from capital share transactions	29,487,837	12,563,577

TOTAL INCREASE IN NET ASSETS	86,371,060	36,689,232

NET ASSETS
Beginning of year	198,761,414	162,072,182
End of year	$285,132,474	$198,761,414

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,493,809	2,172,221
Shares issued in reinvestment of distributions to shareholders	274,943	—
Shares redeemed	(1,709,714)	(1,630,012)
Net increase in shares outstanding	1,059,038	542,209
Shares outstanding, beginning of year	8,384,234	7,842,025
Shares outstanding, end of year	9,443,272	8,384,234

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income	$5,673,098	$4,873,227
Net realized gains from security transactions	12,208,133	14,908,237
Net change in unrealized appreciation/ depreciation on investments	120,534,622	15,043,126
Net increase in net assets resulting from operations	138,415,853	34,824,590

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,673,774)	(4,872,601)
From net realized gains on investments	(12,211,020)	(14,894,513)
Decrease in net assets from distributions to shareholders	(17,884,794)	(19,767,114)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	338,177,149	124,151,161
Reinvestment of distributions to shareholders	16,386,212	18,036,998
Payments for shares redeemed	(68,852,912)	(77,319,148)
Net increase in net assets from capital share transactions	285,710,449	64,869,011

TOTAL INCREASE IN NET ASSETS	406,241,508	79,926,487

NET ASSETS
Beginning of year	303,908,551	223,982,064
End of year	$710,150,059	$303,908,551

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$1,415

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	21,328,062	9,177,197
Shares issued in reinvestment of distributions to shareholders	956,838	1,349,700
Shares redeemed	(4,366,681)	(5,670,651)
Net increase in shares outstanding	17,918,219	4,856,246
Shares outstanding, beginning of year	22,521,833	17,665,587
Shares outstanding, end of year	40,440,052	22,521,833

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(79,682)	$93,890
Net realized gains (losses) from security transactions	2,055,099	(332,469)
Net change in unrealized appreciation/ depreciation on investments	8,192,578	1,364,895
Net increase in net assets resulting from operations	10,167,995	1,126,316

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(94,090)
From net realized gains on investments	(1,123,357)	—
Decrease in net assets from distributions to shareholders	(1,123,357)	(94,090)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,608,527	11,527,201
Reinvestment of distributions to shareholders	1,019,549	83,651
Payments for shares redeemed	(7,465,029)	(9,872,505)
Net increase in net assets from capital share transactions	6,163,047	1,738,347

TOTAL INCREASE IN NET ASSETS	15,207,685	2,770,573

NET ASSETS
Beginning of year	36,497,360	33,726,787
End of year	$51,705,045	$36,497,360

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	977,794	999,729
Shares issued in reinvestment of distributions to shareholders	72,877	7,469
Shares redeemed	(584,770)	(868,673)
Net increase in shares outstanding	465,901	138,525
Shares outstanding, beginning of year	3,206,817	3,068,292
Shares outstanding, end of year	3,672,718	3,206,817

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income	$88,098	$101,294
Net realized gains (losses) from security transactions	1,304,333	(178,555)
Net change in unrealized appreciation/ depreciation on investments	5,350,516	2,910,122
Net increase in net assets resulting from operations	6,742,947	2,832,861

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(88,197)	(101,368)
From net realized gains on investments	(610,855)	—
Decrease in net assets from distributions to shareholders	(699,052)	(101,368)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,380,779	5,497,022
Reinvestment of distributions to shareholders	585,119	83,646
Payments for shares redeemed	(4,375,713)	(4,400,457)
Net increase in net assets from capital share transactions	9,590,185	1,180,211

TOTAL INCREASE IN NET ASSETS	15,634,080	3,911,704

NET ASSETS
Beginning of year	24,235,838	20,324,134
End of year	$39,869,918	$24,235,838

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,054,553	499,645
Shares issued in reinvestment of distributions to shareholders	42,277	7,389
Shares redeemed	(344,416)	(402,013)
Net increase in shares outstanding	752,414	105,021
Shares outstanding, beginning of year	2,115,306	2,010,285
Shares outstanding, end of year	2,867,720	2,115,306

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income	$1,326,826	$1,671,082
Net realized gains from security transactions	2,846,592	1,493,385
Net change in unrealized appreciation/ depreciation on investments	3,614,498	1,411,899
Net increase in net assets resulting from operations	7,787,916	4,576,366

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,326,871)	(1,671,862)
From net realized gains on investments	(2,847,211)	(1,493,716)
Decrease in net assets from distributions to shareholders	(4,174,082)	(3,165,578)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	61,108,576	31,120,400
Reinvestment of distributions to shareholders	3,445,382	2,483,628
Payments for shares redeemed	(31,460,772)	(14,373,483)
Net increase in net assets from capital share transactions	33,093,186	19,230,545

TOTAL INCREASE IN NET ASSETS	36,707,020	20,641,333

NET ASSETS
Beginning of year	113,042,699	92,401,366
End of year	$149,749,719	$113,042,699

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$400

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,383,619	2,807,708
Shares issued in reinvestment of distributions to shareholders	303,093	224,907
Shares redeemed	(2,770,598)	(1,297,942)
Net increase in shares outstanding	2,916,114	1,734,673
Shares outstanding, beginning of year	10,237,982	8,503,309
Shares outstanding, end of year	13,154,096	10,237,982

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of year	$17.78		$16.20	$16.42	$13.63	$9.91

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(a)	0.06	(0.01)	0.01	0.01
Net realized and unrealized gains (losses) on investments	4.66		2.09	(0.21)	2.79	3.72
Total from investment operations	4.66		2.15	(0.22)	2.80	3.73

Less distributions:
From net investment income	—		(0.06)	—	(0.01)	(0.01)
From net realized gains on investments	(1.23)		(0.51)	—	—	—
Total distributions	(1.23)		(0.57)	—	(0.01)	(0.01)

Net asset value at end of year	$21.21		$17.78	$16.20	$16.42	$13.63

Total return (b)	26.2%		13.3%	(1.3% )	20.5%	37.6%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$246,801		$191,100	$180,050	$187,913	$170,634

Ratio of net expenses to average net assets (c)	1.42%		1.48%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.02%	)	0.35%	(0.08% )	0.04%	0.07%

Portfolio turnover rate	29%		25%	29%	33%	58%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51% and 1.56% for the years ended December 31, 2010 and 2009, respectively (Note 2).

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
Net asset value at beginning of year	$23.71	$20.67		$20.56		$16.26		$12.86

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.04)		(0.06)		(0.05)		(0.02)
Net realized and unrealized gains on investments	7.55	3.08		0.17		4.35		3.42
Total from investment operations	7.47	3.04		0.11		4.30		3.40

Less distributions:
From net realized gains on investments	(0.99)	—		—		—		—

Net asset value at end of year	$30.19	$23.71		$20.67		$20.56		$16.26

Total return (a)	31.5%	14.7%		0.5%		26.5%		26.4%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$285,132	$198,761		$162,072		$147,443		$115,626

Ratio of net expenses to average net assets (b)	1.43%	1.50%		1.50%		1.50%		1.50%

Ratio of net investment loss to average net assets	(0.29% )	(0.17%	)	(0.29%	)	(0.29%	)	(0.1%6)

Portfolio turnover rate	18%	33%		10%		25%		9%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52% and 1.61% for the years ended December 31, 2010 and 2009, respectively (Note 2).

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of year	$13.49	$12.68	$12.51	$10.77	$8.72

Income from investment operations:
Net investment income	0.17	0.23	0.18	0.17	0.13
Net realized and unrealized gains on investments	4.38	1.51	0.40	1.74	2.05
Total from investment operations	4.55	1.74	0.58	1.91	2.18

Less distributions:
From net investment income	(0.17)	(0.23)	(0.18)	(0.17)	(0.13)
From net realized gains on investments	(0.31)	(0.70)	(0.23)	—	—
Total distributions	(0.48)	(0.93)	(0.41)	(0.17)	(0.13)

Net asset value at end of year	$17.56	$13.49	$12.68	$12.51	$10.77

Total return (a)	33.9%	13.9%	4.6%	17.9%	25.3%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$710,150	$303,909	$223,982	$127,022	$102,861

Ratio of expenses to average net assets	0.97%	0.99%	1.02%	1.06%	1.11%

Ratio of net investment income to average net assets	1.16%	1.75%	1.45%	1.52%	1.42%

Portfolio turnover rate	14%	37%	22%	34%	63%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of year	$11.38	$10.99	$10.85		$9.11	$6.47

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.03	(0.03)		0.01	(0.02)
Net realized and unrealized gains on investments	3.03	0.39	0.17		1.74	2.66
Total from investment operations	3.01	0.42	0.14		1.75	2.64

Less distributions:
From net investment income	—	(0.03)	—		(0.01)	—
From net realized gains on investments	(0.31)	—	—		—	—
Total distributions	(0.31)	(0.03)	—		(0.01)	—

Net asset value at end of year	$14.08	$11.38	$10.99		$10.85	$9.11

Total return (a)	26.5%	3.8%	1.3%		19.2%	40.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$51,705	$36,497	$33,727		$24,794	$16,787

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%		1.25%	1.25%

Ratio of net investment income (loss) to average net assets	(0.18% )	0.25%	(0.32%	)	0.07%	(0.25%	)

Portfolio turnover rate	58%	84%	101%		81%	113%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.40%, 1.43%, 1.48%, 1.79% and 2.31% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively (Note 2).

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$11.46	$10.11	$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.05	0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	2.66	1.35	(1.13)	1.24
Total from investment operations	2.69	1.40	(1.08)	1.24

Less distributions:
From net investment income	(0.03)	(0.05)	(0.05)	—
From net realized gains on investments	(0.22)	—	—	—
Total distributions	(0.25)	(0.05)	(0.05)	—

Net asset value at end of period	$13.90	$11.46	$10.11	$11.24

Total return (c)	23.5%	13.8%	(9.6% )	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$39,870	$24,236	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	1.50%	1.50%	1.50%	(f)

Ratio of net investment income to average net assets	0.28%	0.46%	0.58%	0.01%	(f)

Portfolio turnover rate	31%	33%	13%	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.55%, 1.63%, 1.78% and 2.45%(f) for the periods ended December 31, 2013, 2012, 2011 and 2010, respectively (Note 2).

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of year	$11.04	$10.87	$10.90	$10.48	$9.79

Income from investment operations:
Net investment income	0.11	0.18	0.21	0.26	0.29
Net realized and unrealized gains on investments	0.56	0.32	0.15	0.43	0.69
Total from investment operations	0.67	0.50	0.36	0.69	0.98

Less distributions:
From net investment income	(0.11)	(0.18)	(0.21)	(0.26)	(0.29)
From net realized gains on investments	(0.22)	(0.15)	(0.18)	(0.01)	—
Total distributions	(0.33)	(0.33)	(0.39)	(0.27)	(0.29)

Net asset value at end of year	$11.38	$11.04	$10.87	$10.90	$10.48

Total return (a)	6.1%	4.6%	3.3%	6.7%	10.2%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$149,750	$113,043	$92,401	$74,606	$51,788

Ratio of net expenses to average net assets (b)	0.70%	0.70%	0.70%	0.70%	0.66%

Ratio of net investment income to average net assets	1.01%	1.64%	1.96%	2.38%	2.90%

Portfolio turnover rate	17%	21%	27%	24%	27%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.73%, 0.85% and 0.93% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively (Note 2).

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2013:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$232,607,321	$—	$—	$232,607,321
Warrants	1,775,000	—	—	1,775,000
Exchange-Traded Funds	3,212,000	—	—	3,212,000
Money Market Funds	9,503,240	—	—	9,503,240
Total	$247,097,561	$—	$—	$247,097,561

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$272,687,954	$—	$—	$272,687,954
Money Market Funds	12,459,051	—	—	12,459,051
Total	$285,147,005	$—	$—	$285,147,005

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$652,691,378	$—	$—	$652,691,378
Warrants	3,370,583	—	—	3,370,583
Exchange-Traded Funds	5,431,200	—	—	5,431,200
Money Market Funds	47,635,013	—	—	47,635,013
Total	$709,128,174	$—	$—	$709,128,174

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$42,993,931	$—	$—	$42,993,931
Rights	16,000	—	—	16,000
Exchange-Traded Funds	488,859	—	—	488,859
Money Market Funds	9,557,042	—	—	9,557,042
Total	$53,055,832	$—	$—	$53,055,832

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$37,596,754	$—	$—	$37,596,754
Exchange-Traded Funds	350,400	—	—	350,400
Money Market Funds	2,168,247	—	—	2,168,247
Total	$40,115,401	$—	$—	$40,115,401

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$47,813,257	$—	$47,813,257
U.S. Government Agency Obligations	—	1,045,219	—	1,045,219
Corporate Bonds	—	63,086,157	—	63,086,157
Common Stocks	28,523,010	—	—	28,523,010
Money Market Funds	8,239,522	—	—	8,239,522
Total	$36,762,532	$111,944,633	$—	$148,707,165

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of December 31, 2013. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – It is each Fund’s intention to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2013:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Net unrealized appreciation	$76,202,642	$119,443,130	$151,362,050	$12,402,880	$7,420,866	$8,672,998
Total Distributable Earnings	$76,202,642	$119,443,130	$151,362,050	$12,402,880	$7,420,866	$8,672,998

During the year ended December 31, 2013, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, and the Ave Maria World Equity Fund utilized short-term capital loss carryforwards in the amount of $1,909,717, $940,370 and $574,048, respectively. The Ave Maria World Equity Fund also utilized long-term capital loss carryforwards in the amount of $119,651. As of December 31, 2013, there are no remaining capital loss carryforwards in any Fund.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2013:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$80,907,424	$120,028,068	$154,608,625	$12,610,213	$7,854,947	$9,320,769
Gross unrealized depreciation	(4,704,782)	(584,938)	(3,246,575)	(207,333)	(434,081)	(647,771)
Net unrealized appreciation	$76,202,642	$119,443,130	$151,362,050	$12,402,880	$7,420,866	$8,672,998
Federal income tax cost	$170,894,919	$165,703,875	$557,766,124	$40,652,952	$32,694,535	$140,034,167

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost for the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2013.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

During the year ended December 31, 2013, the Ave Maria Catholic Values Fund realized $2,217,896 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities.

For the year ended December 31, 2013, the Ave Maria Catholic Values Fund also reclassified $50,151 of net investment loss against net realized gains and $449 of distributions in excess of net realized gains against paid-in capital; the Ave Maria Growth Fund reclassified $708,957 of net investment loss and $818 of distributions in excess of net realized gains against paid-in capital; the Ave Maria Rising Dividend Fund reclassified $739 and $2,148 of distributions in excess of net realized gains against undistributed net investment income and paid-in capital, respectively; the Ave Maria Opportunity Fund reclassified $79,682 of net investment loss and $282 of distributions in excess of net realized gains against paid-in capital; the Ave Maria World Equity Fund reclassified $99 of distributions in excess of net investment income and $221 of distributions in excess of net realized gains against paid-in capital; and the Ave Maria Bond Fund reclassified $355 and $264 of distributions in excess of net realized gains against undistributed net investment income and paid-in capital, respectively. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2013	$113,755	$13,479,447	$13,593,202
December 31, 2012	$668,511	$5,281,341	$5,949,852
Ave Maria Growth Fund:
December 31, 2013	$—	$9,031,799	$9,031,799
December 31, 2012	$—	$—	$—
Ave Maria Rising Dividend Fund:
December 31, 2013	$5,673,774	$12,211,020	$17,884,794
December 31, 2012	$4,872,601	$14,894,513	$19,767,114
Ave Maria Opportunity Fund:
December 31, 2013	$—	$1,123,357	$1,123,357
December 31, 2012	$94,090	$—	$94,090
Ave Maria World Equity Fund:
December 31, 2013	$88,197	$610,855	$699,052
December 31, 2012	$101,368	$—	$101,368
Ave Maria Bond Fund
December 31, 2013	$1,368,228	$2,805,854	$4,174,082
December 31, 2012	$1,717,065	$1,448,513	$3,165,578

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2014 so that: the net expenses of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the net expenses of each of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the net expenses of each of the Ave Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. During the year ended December 31, 2013, the Adviser reduced its investment advisory fees by $65,896 with respect to the Ave Maria Opportunity Fund and reduced its investment advisory fees by $17,122 with respect to the Ave Maria World Equity Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2013, the Adviser recouped previous investment advisory fee reductions of $10,260 from the Ave Maria Growth Fund, $19,239 from the Ave Maria World Equity Fund, and $117,733 from the Ave Maria Bond Fund. As of December 31, 2013, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Opportunity Fund	$205,038
Ave Maria World Equity Fund	$95,769
Ave Maria Bond Fund	$19,343

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2014	December 31, 2015	December 31, 2016
Ave Maria Opportunity Fund	$71,816	$67,326	$65,896
Ave Maria World Equity Fund	$48,996	$29,651	$17,122
Ave Maria Bond Fund	$9,402	$9,941	$—

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees computed at an annual rate of the daily net assets of each of the Funds, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended December 31, 2013, the total expenses incurred pursuant to the Plan were $495,066, $535,858 and $89,881 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund, respectively. Effective July 1, 2013, the Board of Trustees terminated the Shareholder Servicing Plan as it relates to the Ave Maria Bond Fund, and as a result, the Ave Maria Bond Fund is no longer assessed service fees pursuant to the Plan.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. As of July 1, 2013, each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $23,000 (except that such fee is $28,000 for the lead independent Trustee), payable quarterly, and a fee of $4,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, each Trustee who was not an affiliated person of the Adviser or Ultimus received an annual retainer of $17,000 (except that such fee was $22,000 for the lead independent Trustee), payable quarterly; a fee of $4,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2014, each Trustee who is not an affiliated person of the Adviser or Ultimus will receive from the Trust an annual retainer of $26,000 (except such fee is $32,000 for the lead independent Trustee), payable quarterly, and a fee of $4,750 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings.

Each member of the Catholic Advisory Board (“CAB”) received an annual retainer of $2,000 (except that such fee was $12,000 for the chairman), paid quarterly; a fee of $2,000 (except that such fee was $2,500 for the chairman) for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2014, each CAB member will receive an annual retainer of $2,000 (except that such fee will be $14,000 annually for the chairman), payable quarterly; a fee of $2,500 (except that such fee will be $2,750 for the chairman) for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings.

3.	Investment Transactions

During the year ended December 31, 2013, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$67,523,091	$63,966,896	$306,578,556	$23,682,754	$17,862,981	$23,628,781
Proceeds from sales of investment securities	$61,475,325	$41,168,634	$65,410,671	$22,906,946	$9,197,316	$15,368,335

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.	Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Ave Maria Catholic Values Fund owns 5.30% of the outstanding voting shares of Unico American Corporation and is therefore considered an affiliate of the Fund. Further detail on this holding for the year ended December 31, 2013 appears below:

AVE MARIA CATHOLIC VALUES FUND
Affiliated Issuer Report

UNICO AMERICAN CORPORATION
From December 31, 2012 To December 31, 2013

Shares at beginning of year	282,945
Shares at end of year	282,945
Market value at beginning of year	$3,454,759
Change in unrealized appreciation (depreciation)	294,262
Market value at end of year	$3,749,021
Net realized gains (losses) during the year	$—
Dividend income earned during the year	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

6.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of December 31, 2013, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 28.1% and 25.2%, respectively, of the value of their net assets invested in stocks within the industrials sector.

7.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund,
Ave Maria World Equity Fund and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund (the “Funds”), each a series of Schwartz Investment Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets of each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 13, 2014

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	1932	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1947	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	3707 W. Maple Road, Bloomfield Hills, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	3707 W. Maple Road, Bloomfield Hills, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is President and Secretary of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria Bond Fund, the Ave Maria Growth Fund  and the Ave Maria Rising Dividend Fund.

Robert C. Schwartz, CFP is Vice President of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Cathy M. Stoner, CPA, IACCP is Vice President and Chief Compliance Officer of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

AVE MARIA MUTUAL FUNDS CATHOLIC ADVISORY BOARD (Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Lou Holtz	5818 El Camino Real, Carlsbad, CA	1937	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	1947	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	1937	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	1933	Since 2001
Fr. John Riccardo, STL	1062 Church St., Plymouth, MI	1965	Since 2011
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	1957	Since 2001
Phyllis Schlafly	7800 Bonhomme, St. Louis, MO	1924	Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the host of CNBC’s “The Kudlow Report” and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, and former U.S. ambassador. He is the George Frederick Jewett Chair (emeritus) in Religion, Philosophy, and Public Policy at the American Enterprise Institute.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Additional information regarding the Funds’ Trustees, executive officers and Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2013) and held until the end of the period (December 31, 2013).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,152.30	$7.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$7.02

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.38% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,198.20	$7.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$7.02

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.38% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,171.90	$5.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	$4.84

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,145.90	$6.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,164.40	$8.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,037.10	$3.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	$3.57

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends paid by the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund and distributions from net realized gains paid by the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund during the fiscal year end December 31, 2013. On December 30, 2013, the Ave Maria Catholic Values Fund declared and paid a short-term capital gain distribution and a long-term capital gain distribution of $0.0103 and $1.2205 per share, respectively; the Ave Maria Growth Fund declared and paid a long-term capital gain distribution of $0.9855 per share; the Ave Maria Opportunity Fund declared and paid a long-term capital gain distribution of $0.3109 per share; the Ave Maria World Equity Fund declared and paid an ordinary income dividend and a long-term capital gain distribution of $0.0311 and $0.2154 per share, respectively; the Ave Maria Rising Dividend Fund declared and paid a long-term capital gain distribution of $0.3098 per share; and the Ave Maria Bond Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0032 and $0.2171 per share, respectively. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1683 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.1142 per share. 100% of the long-term capital gain distributions of $1.2205, $0.9855, $0.3098, $0.3109, $0.2154 and $0.2171 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, and a percentage (100%, 100%, 100%, and 48.94%) of the ordinary income dividends and/or short-term capital gain distributions paid by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 23.8%. Early in 2014, as required by federal regulations, shareholders received notification of their portion of the Funds’ taxable gain distributions, if any, paid during the 2013 calendar year.

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President/Secretary
Robert C. Schwartz, CFP, Vice President
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT COUNSEL, INC.

www.schwartzinvest.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph M. Grace.  Mr. Grace is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $139,230 and $133,875 with respect to the registrant’s fiscal years ended December 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $16,000 and $15,090 with respect to the registrant’s fiscal years ended December 31, 2013 and 2012, respectively.  The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2013 and 2012, aggregate non-audit fees of $16,000 and $15,090, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  During the fiscal years ended December 31, 2013 and 2012, aggregate non-audit fees of $11,700 and $11,220, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 20, 2014

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	February 20, 2014

*	Print the name and title of each signing officer under his or her signature.